Prospectus

May 1, 2008

Seligman LaSalle

Real Estate Fund Series, Inc.

Investing in Equity and Equity-related Securities Issued by Real Estate Companies, such as Real Estate Investment Trusts (REITs)

•	Seligman LaSalle Global Real Estate Fund

•	Seligman LaSalle Monthly Dividend Real Estate Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if these Funds are suitable for you.

REFS1 5/08

Table of Contents

This Prospectus contains information about Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”), which consists of two separate funds at the present time: Seligman LaSalle Global Real Estate Fund (the “Global Fund”) and Seligman LaSalle Monthly Dividend Real Estate Fund (the “Monthly Dividend Fund”).

The discussion of each Fund includes a summary of the Fund’s investment objective(s), principal investment strategies and principal risks and information relating to each Fund’s portfolio holdings, past performance, fees and expenses, followed by a more complete discussion of each Fund’s investment objective(s), principal investment strategies, other strategies and risks.

For More Information	back cover

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Seligman LaSalle Global Real Estate Fund Summary

Investment Objective:

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

Principal Investment Strategies:

The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

■	companies qualifying for U.S. federal income tax purposes as real estate investment trusts (“REITs”);

■	entities similar to REITs formed under the laws of non-U.S. countries; or

■

other companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

The Fund may invest in Global Real Estate Companies located in any country, including up to 15% of its net assets in securities of companies in emerging markets. The Fund expects under normal market conditions to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer. Under normal market conditions, the Fund generally will invest at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. The subadvisers may reduce this 40% minimum investment amount to 30% if the subadvisers believe that market conditions for these types of Global Real Estate Companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.

In selecting investments for the Fund, the Fund’s subadvisers (as described in the section entitled “Principal Investment Strategies” which begins on page 6) combine bottom-up research, which includes quantitative and qualitative investment criteria, with top-down macroeconomic research to evaluate Global Real Estate Companies.

The Fund intends to pay dividends semi-annually and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Principal Risks:

The Fund’s net asset value, total return and yield will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers

1

Global Fund

of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Although the values of the securities of Global Real Estate Companies reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, the Fund is subject to risks associated with the direct ownership of real estate, because of the Fund’s policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry.

These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, increases in taxes, changes in zoning laws, and property casualty. Please refer to the section entitled “Risks” on page 8 for a list of the risks associated with an investment in the Fund and, beginning on page 16, the descriptions of these risks. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends and capital gains distributions received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, in the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or particular types of Global Real Estate Companies, the Fund may be subject to certain of these risks to a greater degree.

Global Real Estate Companies tend to be small- to medium-sized companies in relation to the equity markets as a whole. Small- and medium-sized company stocks, as a whole, may experience greater price fluctuations than large-company stocks or other types of investments.

Investment in foreign securities, especially those of emerging market countries, will expose the Fund to the direct and indirect consequences of political, social and economic conditions in the countries that issue the securities or in which the issuers or properties are located. Investment in non-U.S. dollar denominated securities subjects the Fund to currency risk.

The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing the performance of Class A shares for the one-year and since inception periods ended December 31, 2007, well as how the performance of certain of the Fund’s Classes compares to two measures of performance.

2

The performance information on the following page is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total return presented in the bar chart on the following page does not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and the table assume that all dividends and capital gains and other distributions, if any, were reinvested.

Through at least April 30, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.41% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect since the Fund’s inception. Absent such waivers/reimbursements, returns shown in both the bar chart and table would have been lower.

Effective at the close of business on May 16, 2008, the Fund will no longer offer Class D shares. For additional information, see “Deciding Which Class of Shares to Buy—Class C or Class D.”

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same period due to tax benefits from losses realized on the sale of Fund shares.

3

Global Fund

Class A Annual Total Return – Calendar Years

Best quarter return: 2.24% – quarter ended 3/31/07.

Worst quarter return: (12.28)% – quarter ended 12/31/07.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception 12/29/06
Class A
Return before taxes	(22.02)%	(21.91)%
Return after taxes on distributions	(22.76)	(22.65)
Return after taxes on distributions and sale of Fund shares	(19.14)	(19.04)
Class C	(18.66)	(17.77)
Class D	(18.66)	(17.77)
Class R	(18.10)	(17.21)
UBS Global Real Estate Investors Index*	(13.53)	(13.46)
Lipper Real Estate Funds Average*	(15.32)	(15.24)

*	The UBS Global Real Estate Investors Index (the “UBS Index”) measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% of more of income from rent. The Lipper Real Estate Funds Average (the “Lipper Average”) measures the performance of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The UBS Index is unmanaged, does not include any expenses, taxes, fees, or sales charges. The Lipper Average does not reflect any fees, sales charges or taxes. The performance of the UBS Index and the Lipper Average are calculated assuming the reinvestment of any distributions. An investor cannot invest directly in an average or an index.

4

Global Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund. The Fund has not offered and does not currently offer Class B shares.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D*	Class R
Total Maximum Sales Charge (Load)	5.75%		1%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(3)	none	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(3)	1%	1%	1%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.98%		0.98%	0.98%	0.98%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.50%
Other Expenses(2)	1.29%		1.29%	1.29%	1.30%
Total Gross Operating Expenses(1)	2.52%		3.27%	3.27%	2.78%
(1) Less: Fee Waiver/Expense Reimbursement	(0.88)%		(0.88)%	(0.88)%	(0.89)%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	1.64%		2.39%	2.39%	1.89%
(2)	Seligman has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.41% per annum of the average daily net assets of the Fund’s Class A, Class C, Class D and Class R shares. This undertaking will remain in effect at least until April 30, 2009, and is reflected in footnote (1). Class I shares are not offered in this Prospectus.
(3)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
*	Effective at the close of business on May 16, 2008, Class D shares will no longer be available. For more details, please see “Deciding Which Class of Shares to Buy—Class C or Class D”.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses through April 30, 2009 (which reflect the contractual management fee waiver/expense reimbursement described above) and (ii) after April 30, 2009, the Fund’s total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$732	$1,235	$1,764	$3,204
Class C	430	1,007	1,707	3,567
Class D	430	1,007	1,707	3,567
Class R	292	778	1,390	3,044

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$732	$1,235	$1,764	$3,204
Class C	330	1,007	1,707	3,567
Class D	330	1,007	1,707	3,567
Class R	192	778	1,390	3,044

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

5

Global Fund

Objective, Principal and Other Investment Strategies, and Risks

Investment Objective

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation. This investment objective may be changed by the Series’ Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

■	companies qualifying for U.S. federal income tax purposes as real estate investment trusts (REITs) (as described below);

■	entities similar to REITs formed under the laws of non-U.S. countries(1); or

■

other companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests.

REITs (and certain non-U.S. entities taxed similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and certain non-U.S. entities taxed similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. The Fund intends to use dividends and capital gains distributions of REITs and other Global Real Estate Companies to achieve the current income component of its investment objective of total return.

The Fund may invest in Global Real Estate Companies located in any country, including up to 15% of its net assets in securities of companies in emerging markets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. The Fund’s subadvisers may reduce this 40% minimum investment amount to 30% if the subadvisers believe that market conditions for these types of Global Real Estate Companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of

(1)	REITs originated in the U.S.; however, a number of countries around the world have adopted, or are considering adopting, laws to permit the operation of entities structured and/or taxed similar to REITs.

6

Global Fund

its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.

As further described below under the caption entitled “Management of the Funds” and “Subadvisers,” the Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V., each as defined below.

LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. LaSalle Securities U.S. may invest in securities of issuers in any country. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Fund’s investment objective and strategies with respect to securities of Global Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities B.V. also assists LaSalle Securities U.S. on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the investment process described below, and on-going discussions between the subadvisers.

In selecting investments for the Fund, the subadvisers combine bottom-up research, which includes quantitative and qualitative investment criteria, with top-down macroeconomic research to evaluate Global Real Estate Companies.

Bottom-up research means that the subadvisers analyze company-specific factors (i.e., company fundamentals). The quantitative analysis includes use of a proprietary valuation model to rank Global Real Estate Companies on the basis of risk and return. The model is used to determine an “intrinsic value” for these companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, property sectors, markets, the impact of its management, and the public securities markets. The model is applied to companies that qualify for inclusion in the Fund’s investment universe. The subadvisers also estimate the net asset value of these companies (i.e., estimated real estate market value of a company’s assets less its liabilities). The subadvisers utilize a relative valuation process in which both the intrinsic value and net asset value calculation results are analyzed in relation to current securities market prices by the subadvisers in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay in determining intrinsic value, the subadvisers evaluate several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties.

The subadvisers also consider top-down macroeconomic research when determining intrinsic value, such as local, regional and country-related market conditions (e.g., capital flows and economic trends) and real estate fundamentals.

In seeking to achieve the Fund’s objective, the subadvisers also consider information derived from the extensive research and property management organization of its affiliates located in 170 key markets in more than 50 countries on five continents.

One or more of four primary factors enter into a decision to sell a security: (i) the security’s price as compared to its intrinsic value and/or net asset value is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and

7

Global Fund

capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors.

Other Strategies

The Fund may also invest up to 20% of its net assets in equity and equity-related securities (other than as described above under the heading “Principal Investment Strategies”) as well as fixed-income securities of any credit quality of any U.S. or foreign issuer, including Global Real Estate Companies and governmental and corporate issuers. The Fund will not invest directly in real estate.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, countries and/or regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“144A Securities”).

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund’s value of the securities). Rule 144A Securities deemed to be liquid by the Fund’s investment manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation.

The Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, social or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective and principal investment strategies, including the Fund’s policy of investing at least 80% of its net assets in securities issued by Global Real Estate Companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series’ Board of Directors. The Fund will provide shareholders with at least 60 days’ notice before implementing any change in investment objective, or policies that would permit the Fund to invest less than 80% of its net assets in securities issued by Global Real Estate Companies.

There is no guarantee that the Fund will achieve its objective.

Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Currency Risk, Deflation Risk, Dividend and Income Risk, Emerging Markets Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Currency Risk, High-Yield Securities Risk, Inflation Risk, Initial Public Offerings (IPOs) Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Real Estate Investments and REITs Risk, Reinvestment Risk and Small-Cap and Mid-Cap Companies Risk. See “Principal Risks of Investing in the Funds” on page 16 for a description of these risks.

8

Seligman LaSalle Monthly Dividend Real Estate

Fund Summary

Investment Objectives:

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies:

The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by “real estate companies” (as defined in the section entitled “Principal Investment Strategies” on page 13), such as real estate investment trusts (“REITs”). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The Fund anticipates that it will invest primarily in securities issued by Equity REITs (also as described in the section entitled “Principal Investment Strategies” on page 13) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund’s benchmark.

In making investment decisions on behalf of the Fund, the Fund’s subadviser uses both quantitative and qualitative investment criteria to evaluate companies.

The Fund intends to pay dividends from its net investment income monthly and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Principal Risks:

The Fund’s net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by issues relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Although the Fund generally will not hold direct investments in real estate, the Fund is subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws, and property casualty. Please refer to the section entitled “Risks” on page 15 for a list of the risks associated with an investment in the Fund and, beginning on page 16, the descriptions of these risks. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or particular types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments.

9

Monthly Dividend Fund

The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of a single issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s Classes compares to two measures of performance.

The performance information on the following page is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and the table assume that all dividends and capital gains and other distributions, if any, were reinvested.

Through at least April 30, 2009, J. & W. Seligman & Co. Incorporated (Seligman), the Fund’s manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.45% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect since the Fund’s inception. Absent such waivers/reimbursements, returns shown in both the bar chart and table would have been lower.

Effective at the close of business on May 16, 2008, the Fund will no longer offer Class D shares. For additional information, see “Deciding Which Class of Shares to Buy—Class C or Class D.”

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same period due to tax benefits from losses realized on the sale of Fund shares.

10

Monthly Dividend Fund

Class A Annual Total Returns – Calendar Years

Best quarter return: 14.58% – quarter ended 3/31/2006.

Worst quarter return: (17.11)% – quarter ended 12/31/2007.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception 7/16/03
Class A
Return before taxes	(28.18)%	8.28%
Return after taxes on distributions	(31.51)%	5.59%
Return after taxes on distributions and sale of Fund shares	(15.97)%	6.58%
Class B	(27.44)%	8.65%
Class C	(24.98)%	8.93%
Class D	(25.03)%	8.94%
Class R	(24.96)%	9.37%
FTSE-NAREIT Equity REIT Index*	(15.69)%	16.23%
Lipper Real Estate Funds Average*	(15.32)%	15.62%

*	The FTSE-NAREIT Equity REIT Index (the “NAREIT Index”) measures the performance of all publicly-traded US real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The Lipper Real Estate Funds Average (the “Lipper Average”) measures the performance of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The NAREIT Index is unmanaged, does not include any expenses, taxes, fees, or sales charges. The Lipper Average does not reflect any fees, sales charges or taxes. The performance of the NAREIT Index and the Lipper Average are calculated assuming the reinvestment of any distributions. An investor cannot invest directly in an average or an index.

11

Monthly Dividend Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D*	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(3)	none	none	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(3)	5%	1%	1%	1%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.90%		0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	1.00%	0.50%
Other Expenses(2)	0.64%		0.64%	0.64%	0.64%	0.64%
Total Gross Operating Expenses(1)	1.79%		2.54%	2.54%	2.54%	2.04%
(1) Less: Fee Waiver/Expense Reimbursement	(0.19)%		(0.19)%	(0.19)%	(0.19)%	(0.19)%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	1.60%		2.35%	2.35%	2.35%	1.85%
(2)	Seligman has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.45% per annum of the Fund’s average daily net assets. This undertaking will remain in effect at least until April 30, 2009.
(3)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
*	Effective at the close of business on May 16, 2008, Class D shares will no longer be available. For more details, please see “Deciding Which Class of Shares to Buy—Class C or Class D”.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses through April 30, 2009 (which reflect the contractual management fee waiver/expense reimbursement described above) and (ii) after April 30, 2009, the Fund’s total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,089	$1,472	$2,544
Class B	738	1,072	1,533	2,677	†
Class C	338	772	1,333	2,861
Class D	338	772	1,333	2,861
Class R	288	621	1,081	2,354

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,089	$1,472	$2,544
Class B	238	772	1,333	2,677	†
Class C	238	772	1,333	2,861
Class D	238	772	1,333	2,861
Class R	188	621	1,081	2,354
† Class	B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

12

Monthly Dividend Fund

Objectives, Principal and Other Investment Strategies, and Risks

Investment Objectives

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by “real estate companies” (as defined below), such as real estate investment trusts (REITs). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

In seeking its objective, the Fund may invest without limit in securities of REITs. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary investment objective of producing a high level of current income.

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described below) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund’s benchmark.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.

■	Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents.

■	Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

■	Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

In addition to rental and interest income, REITs may also realize capital gains by selling properties or other assets that have appreciated in value.

In selecting investments for the Fund, the subadviser uses both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank real estate companies on the basis of risk and return. The model is used to determine an “intrinsic value” for real estate companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, the impact of its management, and the public securities markets. The model is applied to real estate companies that qualify for inclusion in the Fund’s investment universe (which includes most REITs and real estate operating companies that are publicly traded in the United States). The subadviser also estimates the net asset value of the real estate companies (i.e., estimated real estate market value of a company’s assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current market prices by the subadviser in the buy-hold-sell decision-making process for the Fund.

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Monthly Dividend Fund

As a qualitative overlay, the subadviser evaluates several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties and considers local market conditions that may affect these companies.

Although the Fund will invest primarily in US markets, the subadviser also considers information derived from the extensive research and property management organization of its affiliates located in 170 key markets in more than 50 countries on five continents. This information is used by the subadviser in both its quantitative and qualitative analysis.

One or more of four primary factors enter into a decision to sell: (i) stock price exceeds the intrinsic value or better values are available in the stock’s peer group; (ii) changes in earnings, real estate and capital market conditions, economic conditions and the company’s risk profile; (iii) the stock’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property sectors.

Other Strategies

The Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (144A Securities).

The Fund will invest its net assets primarily in US dollar-denominated securities of US issuers. However, the Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US or foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund’s value of the securities). Rule 144A Securities deemed to be liquid by the Fund’s manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in “zero-coupon” bonds (interest payments accrue until maturity) and “pay-in-kind” bonds (interest payments are made in additional securities).

The Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, social or other conditions. This could prevent the Fund from achieving its objectives.

The Fund’s investment objectives and concentration of investments in the real estate industry may be changed only with shareholder approval. The principal investment strategies, including the Fund’s policy of investing at least 80% of its net assets in real estate companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series’ Board of Directors. The Fund will provide shareholders with at least 60 days’ notice

14

Monthly Dividend Fund

before implementing any change in investment policies that would permit the Fund to invest less than 80% of its net assets in real estate companies.

There is no guarantee that the Fund will achieve its objectives.

Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Deflation Risk, Dividend and Income Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Inflation Risk, Initial Public Offerings (IPOs) Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Real Estate Investments and REITs Risk, Reinvestment Risk, Small-Cap and Mid-Cap Companies Risk, and Zero-Coupon and Pay-in-Kind Risk. See “Principal Risks of Investing in the Funds” on the following page for a description of these risks.

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Principal Risks of Investing in the Funds

This section lists and describes, as applicable, the risks associated with an investment in the Global Fund and Monthly Dividend Fund. The sections in this Prospectus entitled “Objective(s), Principal and Other Investment Strategies, and Risks” relating to each of the Global Fund and the Monthly Dividend Fund identify which of these risks apply to a Fund.

Common Stock Risk.  While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund.

Convertible Securities Risk.  Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Credit Risk.  A security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund may invest, are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

Currency Risk.  This risk is associated with a Fund’s investment in securities denominated in foreign currencies. Because the Fund receives contributions in U.S. dollars, any investment in securities denominated in a foreign currency requires the Fund to value the securities at the current exchange rate when computing the Fund’s daily net asset value. As a result, a Fund is exposed to risk that the value of the U.S. dollar may rise in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency.

Deflation Risk.  Deflation risk is the risk that the Fund’s dividends may be reduced in the future if earnings power is reduced and results in lower distributions on the assets owned by the Fund or possibly the redemption of such assets by their issuer.

Dividend and Income Risk.  The income shareholders receive from a Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from a Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by a Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on convertible securities and other debt instruments in which a

16

Fund invests, and shareholders’ income from the Fund, would likely decline as well.

Emerging Markets Risk.  Emerging market countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many companies in developed countries.

ETF Risk.  If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns would therefore be lower.

FDIC Risk.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Securities and Illiquid Securities Risk.  Foreign securities and illiquid securities in the Fund’s portfolio may involve higher risk than domestic or liquid securities and may subject the Fund to higher price volatility than investments in less risky securities. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, higher costs of trading, changes in political conditions, investment and repatriation restrictions, and custody and expropriation risks. The Global Fund will have substantial investments in foreign securities.

High-Yield Securities Risk.  High-yield securities in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade fixed-income securities. High-yield securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of fixed-income securities is affected by market conditions relating to changes in prevailing interest rates. However, the value of high-yield securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or un-rated securities may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the Fund’s shares and distributions can decline.

Initial Public Offerings (IPOs) Risk.  A Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Interest Rate Risk.  Interest rate risk is the risk that investments, including, but not limited to, preferred shares, U.S. government obligations and debt securities, and to a lesser extent dividend- paying common stocks and shares such as real estate company common shares, will decline in value because of changes in market interest rates. When

17

interest rates rise, the market value of such securities generally may fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund’s investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

Market Risk.  The Fund’s net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. Historical outperformance of the real estate securities asset class relative to traditional equity securities and fixed income securities is past performance and is not indicative or a guarantee of the current or future investment performance of the Fund.

Non-Diversified Risk.  The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Portfolio Turnover Risk.  The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses and lower its return/yield. Frequent and active trading may cause ad-verse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Preferred Securities Risk.  To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.  Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

18

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Reinvestment Risk.  Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt obligations at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect a Fund’s overall return.

Real Estate Investments and REITs Risk.  For purposes of this risk, unless stated otherwise, the term “real estate company(ies)” refers to Global Real Estate Companies in the case of the Global Fund and real estate companies in the case of the Monthly Dividend Fund, as the case may be.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

■	declines in the value of real estate;

■	risks related to general and local economic conditions;

■	possible lack of availability of mortgage funds or other capital;

■	overbuilding;

■	lack of completion of developments or delays in completion;

■	extended vacancies of properties;

■	increased competition;

■	increases in property taxes and operating expenses;

■	changes in zoning laws or other government regulations;

■	costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

■	casualty or condemnation losses;

■	limitations on, or unavailability of, insurance on favorable economic terms;

■	limitations on rents;

■	changes in neighborhood values and the appeal of properties to tenants;

■	tenant bankruptcies and other credit problems;

■	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy;

■	uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism;

■	changes in interest rates; and

■	legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends, capital gains or other distributions received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to a real estate company. In the event of a default by a borrower or lessee, these companies may suffer losses, experience delays in enforcing their rights as a mortgagee or lessor and incur substantial costs associated with protecting their investments.

19

Equity REITs (and similar entities formed under the laws of non-U.S. countries) may be affected by changes in the value of the underlying property owned by the trusts or other issuers. Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs (and similar entities formed under the laws of non-U.S. countries) are dependent upon management skills and generally may not be diversified. As a result, performance of these holdings ultimately depends on the types of real property in which they invest and how well the property is managed.

REITs are also subject to heavy cash flow dependency and could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (“Code”), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (“1940 Act”). Similarly, Global Real Estate Companies formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Any such failure by these companies or REITs held by the Fund could adversely affect the value of an investment in the Fund.

REITs (and similar entities formed under the laws of non-U.S. countries) have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by shareholders of these companies, including the Fund.

For a description of additional risks of investment in real estate companies, including risks of investing in particular types of properties, such as hotels, office buildings, apartment buildings and health care properties, see “Description of the Series and Its Investments and Risks” in the Statement of Additional Information.

Small-Cap and Mid-Cap Companies Risk.  The Funds may invest in companies whose market capitalization is considered small as well as mid-cap companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that a Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Zero-Coupon and Pay-in-kind Risk.  “Zero-coupon” and “pay-in-kind” securities may be subject to greater fluctuations in value because they tend to be more speculative than securities that pay cash interest. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

20

Management of the Funds

The Board of Directors of the Series provides broad supervision over the affairs of the Series.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Global Fund and the Monthly Dividend Fund (collectively, the “Funds”). Seligman is responsible for monitoring the performance of the Funds’ subadvisers (each as described below) and administering each Fund’s business and other affairs.

Established in 1864, Seligman serves as manager to 22 US registered investment companies, which offer 59 investment portfolios with approximately $10.1 billion in assets as of March 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of March 31, 2008 of approximately $7.8 billion.

The Global Fund is subadvised by LaSalle Investment Management (Securities), L.P. (referred to throughout as LaSalle Securities U.S.) and LaSalle Investment Management Securities B.V. (referred to throughout as LaSalle Securities B.V.). The subadvisers have together been managing institutional global real estate accounts since 2002, beginning with one Global Account and growing to 43 Global Accounts with $6.1 billion in assets under management as of March 31, 2008.

With respect to the Global Fund, LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Global Fund’s investment objective and strategies with respect to securities of Global Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities B.V. also assists LaSalle Securities U.S. on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the investment process described under the Global Fund’s “Principal Investment Strategies” and on-going discussions between the subadvisers.

The Monthly Dividend Fund is subadvised by LaSalle Securities U.S. With respect to the Monthly Dividend Fund, LaSalle Securities U.S. manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with that Fund’s investment objectives and strategies.

Management Fees.  Each Fund pays Seligman a fee for its management services equal to a percentage of that Fund’s average daily net assets. The management fee rates are as follows:

■	Global Fund: 0.98%

■	Monthly Dividend Fund: 0.90%

Seligman has contractually undertaken to separately waive management fees and/or reimburse each Fund’s expenses to the extent that each Fund’s “other expenses” (as described above in each Fund’s discussion relating to “Fees and Expenses”) exceed 0.41% per annum of the Global Fund’s average daily net assets (excluding the Global Fund’s Class I shares, which are not offered in this Prospectus) and 0.45% per annum of the Monthly Dividend Fund’s average daily net assets. These separate undertakings in respect of the Funds will remain in effect at least until April 30, 2009.

A discussion regarding the basis for the Series’ Board of Directors’ approval of the investment management agreement between the Series (on

21

behalf of the Monthly Dividend Fund) and Seligman is available in that Fund’s annual report, dated December 31, 2007.

Subadvisers

LaSalle Securities U.S. is located at 100 East Pratt Street, Baltimore, Maryland 21202, and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands. LaSalle Securities U.S. and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. (“LaSalle”), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $50.4 billion in assets under management as of March 31, 2008, of which $3.5 billion was managed by LaSalle Securities U.S., $240 million was managed by LaSalle Securities B.V., and $6.1 billion was managed together by LaSalle Securities U.S. and LaSalle Securities B.V.

LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated (“Jones Lang LaSalle”), a U.S. publicly-traded company. LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle and its affiliates have employees in 170 key markets in 50 countries on five continents. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle Securities U.S. and LaSalle Securities B.V. are supported by Jones Lang LaSalle’s extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

The fees of a Fund’s subadviser(s) will be paid by Seligman out of the fee it receives for managing that Fund or otherwise from its own resources.

Portfolio Management

As described above, LaSalle Securities U.S. and LaSalle Securities B.V. serve as subadvisers to the Global Fund, and LaSalle Securities U.S. serves as subadviser to the Monthly Dividend Fund. The LaSalle Securities U.S. team is headed by Messrs. Stan J. Kraska, George J. Noon and Keith R. Pauley. Mr. Ernst Jan de Leeuw of LaSalle Securities B.V. is a portfolio manager with respect to the assets of the Global Fund.

LaSalle Securities U.S.

Mr. Kraska is a Managing Director of LaSalle Securities U.S. since 1997. Mr. Kraska has over 21 years of real estate experience. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT and Urban Land Institute. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School. He joined LaSalle Securities U.S. in 1986.

Mr. Noon is a Managing Director of LaSalle Securities U.S. since 2003. Mr. Noon has over 18 years of real estate experience. His responsibilities include portfolio management of global real estate securities programs. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a B.S. in Economics and a major in Finance. Mr. Noon is a holder of a Chartered Financial Analyst designation. He is an associate member of NAREIT and a member of the Baltimore Security Analysts Society. He joined LaSalle Securities U.S. in 1990.

Mr. Pauley is a Managing Director of LaSalle Securities U.S. and has been Chief Investment Officer of LaSalle Securities U.S. since 1996. Mr. Pauley has over 22 years of real estate experience. His responsibilities at LaSalle Securities U.S. include portfolio management and oversight of securities research and trading. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is an associate member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He

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graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance. He joined LaSalle Securities U.S. in 1985.

LaSalle Securities B.V.

Mr. Ernst Jan de Leeuw is a Managing Director of LaSalle Securities B.V. and is responsible for managing separate account portfolios of public European property companies. Prior to joining LaSalle Securities B.V. in 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group, where he was responsible for real estate securities portfolios, as well as for a number of discretionary equity portfolios for Robeco Institutional Asset Management clients. Mr. de Leeuw is a certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies). He studied at the University of Berlin and graduated with a Doctorandus in Business Economics and Econometrics at the University of Groningen. Mr. de Leeuw is registered with the Dutch Securities Institute.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund(s) for which they provide portfolio management.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, SDC and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, been joined from providing advisory and under writing services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Funds’ Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in that Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50	4.71	4.00
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds

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described above, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Series’ Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation.  Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent.  A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans.  Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly BISYS) Plans.  Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with

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new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs.  Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series’ Statement of Additional Information.

Additional Information.  For more information regarding Breakpoint Discounts, please consult the Series’ Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of mutual funds, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series’ Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group of Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds’ distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Funds without a sales charge, and other relevant information, please consult the Series’ Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

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Class B

■	The Monthly Dividend Fund currently offers Class B shares for sale. Class B shares of the Global Fund have been authorized by the Series’ Board of Directors but are not currently being offered.

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C or Class D shares due to the shorter CDSC typically applicable to Class C and Class D shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that Class, which has lower ongoing fees and typically a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C or Class D*

Effective at the close of business (4:00 p.m. EST) on May 16, 2008, the Fund’s Class D shares will be combined with Class C shares. This will be effected by the automatic conversion of Class D shares into Class C shares. Class D shares will no longer be available. Purchase orders for Class D shares to be effective on or after May 9, 2008 through May 16, 2008 may, in the Fund’s discretion, be rejected due to operational reasons relating to the combination; if you are considering purchasing Class D shares during such period, you should consider Class C shares instead (consult your financial advisor as necessary).

Any orders for exchange or redemption of the Fund’s Class D shares to be effective through May 16, 2008 will continue to be accepted in accordance with this Prospectus. All orders (i.e., purchases, exchanges and redemptions) for Class D shares to be effective after the close of business on May 16, 2008 cannot be processed because no Class D shares will be outstanding or offered.

Class D shares are identical in their terms to Class C shares (which are described below), and the value of your investment in a Fund will not change as a result of a Class D shareholder becoming a Class C shareholder. After Class D shares are combined with Class C shares, former Class D shareholders of the Funds will receive a confirmation detailing the change. The change described above will take place automatically. Shareholders need not take any action.

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

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*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D is comparable to the sales charge structure of the other funds offered under the program.

Class R**

■	No initial sales charge on purchases.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of a Fund.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

**	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. Seligman Advisors may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series’ Statement of Additional Information.

The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Funds to pay 12b-1 fees for the sale and distribution of their respective shares and/or for providing services to shareholders. Because the Funds’ 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Series’ Board of Directors believes that no conflict of interest currently exists among the Funds’ Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

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How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Funds assume that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CSDC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series’ Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of a Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the

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close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Funds.

Because the Global Fund has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in many foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved on behalf of the Global Fund fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depository Receipt (ADR) of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, for both Funds, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Directors. The value of a security held by the Funds could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D (not available after May 16, 2008) and Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class C or Class D” and “—Class R.”

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

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The required minimum initial investments per Fund are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”).

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

You may buy shares of the Funds for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Funds and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How To Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until a Fund’s minimum account

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balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging.  If you have at least $5,000 in Seligman Cash Management Fund, you may exchange shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer.  You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Funds. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments.  You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit.  You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell a Fund’s shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same Class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for pur-poses of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Funds do not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or your financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

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To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Funds will require:

■	a signed, written redemption request;
■	telephone confirmation; and
■	a medallion signature guarantee.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your account (at the time of election) without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Funds reserve the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of that Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder

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accounts in the process of automatic conversion from a Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Funds will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Funds’ requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information from you or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other account owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Funds’ NAV may fluctuate during this time.

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Neither the Funds nor SDC will be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the Funds or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, the Funds discourage frequent trading of Fund shares. In this regard, the Series’ Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Funds’ portfolios. If the Funds, Seligman Advisors (the Funds’ distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Funds through a financial intermediary, your ability to purchase or exchange shares of the Funds could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding

36

shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Funds with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Funds may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Funds, these practices may interfere with the efficient management of the Funds’ portfolio, hinder the Funds’ ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Funds engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Funds’ operating costs and decrease the Funds’ investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non U.S. securities, small-cap securities and/or mid-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact a Fund.

Dividends and Capital Gain Distributions

The Global Fund pays any dividends from its net investment income semi-annually and distributes any net capital gains realized on investments at least annually.

The Monthly Dividend Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments at least annually.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

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Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

Dividends paid by a Fund generally are taxable to you as ordinary income. It is expected that income dividends paid by the Funds, other than “qualified dividend income,” generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

To the extent that a Fund distributes an amount in excess of the Fund’s earnings, this amount will be treated as a non-taxable return of capital that reduces your tax basis in your shares. Investors who receive a return of capital may be under the impression that they are receiving net profits of a Fund; however, a return of capital is a return of a portion of your original investment. Any distribution in excess of your tax basis is treated as gain from a sale of your shares. You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets and the source of distributions received from its investments.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The securities (e.g., REITs) in which the Funds invest may not provide complete tax information to the Funds as to the tax character of the dividends distributed by such company (e.g., income, capital gain or return of capital) until after the calendar year end. Consequently, because of such delay, it may be necessary for a Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31. Further, the tax treatment of distributions reported on Form 1099-DIV may differ from the characterization of distributions provided at the time the distribution was made.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of the Series.”

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

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FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real

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estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

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Financial Highlights

The tables below are intended to help you understand the financial performance of each class of shares of each Fund from their inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were included, the returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their reports, along with each Fund’s financial statements, are included in the Series’ Annual Reports, which are available upon request.

Global Fund

	Class A			Class C			Class D			Class R
	Year Ended 12/31/07	12/29/06* to 12/31/06		Year Ended 12/31/07	12/29/06* to 12/31/06		Year Ended 12/31/07	12/29/06* to 12/31/06		Year Ended 12/31/07	12/29/06* to 12/31/06
Per Share Data:
Net asset value, beginning of period	$7.14	$7.14		$7.14	$7.14		$7.14	$7.14		$7.14	$7.14
Income (Loss) from investment operations:
Net investment income	0.06	—	**	0.01	—	**	0.01	—	**	0.04	—	**
Net realized and unrealized loss on investments	(1.29)	—		(1.28)	—		(1.28)	—		(1.27)	—
Total from investment operations	(1.23)	—	**	(1.27)	—	**	(1.27)	—	**	(1.23)	—	**
Less Distributions:
Distributions from net investment income	(0.06)	—		(0.01)	—		(0.01)	—		(0.04)	—
Distribution in excess of net investment income	(0.10)	—		(0.10)	—		(0.10)	—		(0.11)	—
Total Distributions	(0.16)	—		(0.11)	—		(0.11)	—		(0.15)	—
Net asset value, end of period	$5.75	$7.14		$5.76	$7.14		$5.76	$7.14		$5.76	$7.14
Total Return	(17.21)%	0%		(17.86)%	0%		(17.86)%	0%		(17.30)%	0%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$24,591	$1,289		$2,629	$7		$5,166	$7		$20	$7
Ratio of expenses to average net assets	1.64%	1.64%	†	2.39%	2.39%	†	2.39%	2.39%	†	1.89%	1.89%	†
Ratio of net investment income (loss) to average net assets	0.90%	(1.64)%	†	0.15%	(2.39)%	†	0.15%	(2.39)%	†	0.65%	(1.89)%	†
Portfolio turnover rate	81.20%	—		81.20%	—		81.20%	—		81.20%	—
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.52%	90.03%	††	3.27%	90.78%	††	3.27%	90.78%	††	2.78%	90.28%	††
Ratio of net investment income (loss) to average net assets	0.02%	(90.03)%	††	(0.73)%	(90.78)%	††	(0.73)%	(90.78)%	††	(0.23)%	(90.28)%	††

See footnotes on page 47.

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Monthly Dividend Fund

CLASS A
	Year Ended December 31,				7/16/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$9.87	$8.70	$9.26	$8.04	$7.14
Income (Loss) from investment operations:
Net investment income	0.12	0.11	0.14	0.21	0.10
Net realized and unrealized gain (loss) on investments	(2.40)	2.53	0.33	1.71	0.98
Total from investment operations	(2.28)	2.64	0.47	1.92	1.08
Less distributions:
Distributions from net investment income	(0.12)	(0.11)	(0.14)	(0.21)	(0.09)
Distributions in excess of net investment income	—	—	(0.02)	(0.13)	(0.07)
Return of capital	—	(0.20)	—	(0.05)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total distributions	(1.69)	(1.47)	(1.03)	(0.70)	(0.18)
Net asset value, end of period	$5.90	$9.87	$8.70	$9.26	$8.04
Total Return	(23.82)%	30.90%	5.34%	24.95%	15.36%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$22,451	$42,948	$35,619	$34,401	$15,348
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.59%	†
Ratio of net investment income to average net assets	1.32%	1.09%	1.51%	2.43%	2.86%	†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.79%	1.67%	1.78%	1.79%	2.96%	†
Ratio of net investment income to average net assets	1.13%	1.02%	1.33%	2.23%	1.50%	†

See footnotes on page 47.

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Monthly Dividend Fund

CLASS B
	Year Ended December 31,				7/16/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$9.86	$8.69	$9.25	$8.04	$7.14
Income from investment operations:
Net investment income	0.05	0.08	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	(2.40)	2.49	0.34	1.71	0.99
Total from investment operations	(2.35)	2.57	0.41	1.85	1.06
Less distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	—	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total distributions	(1.62)	(1.40)	(0.97)	(0.64)	(0.16)
Net asset value, end of period	$5.89	$9.86	$8.69	$9.25	$8.04
Total Return	(24.45)%	29.97%	4.58%	24.01%	15.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,115	$13,104	$13,156	$13,759	$6,432
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.34%	†
Ratio of net investment income to average net assets	0.56%	0.83%	0.76%	1.68%	2.11%	†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.54%	2.42%	2.53%	2.54%	3.72%	†
Ratio of net investment income to average net assets	0.37%	0.76%	0.58%	1.48%	0.75%	†

See footnotes on page 47.

44

Monthly Dividend Fund

CLASS C
	Year Ended December 31,				7/16/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$9.85	$8.69	$9.25	$8.04	$7.14
Income from investment operations:
Net investment income	0.05	0.08	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	(2.39)	2.48	0.34	1.71	0.99
Total from investment operations	(2.34)	2.56	0.41	1.85	1.06
Less distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	—	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total distributions	(1.62)	(1.40)	(0.97)	(0.64)	(0.16)
Net asset value, end of period	$5.89	$9.85	$8.69	$9.25	$8.04
Total Return	(24.38)%	29.84%	4.58%	24.02%	15.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$12,149	$27,518	$23,478	$31,894	$15,916
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.34%	†
Ratio of net investment income to average net assets	0.56%	0.83%	0.76%	1.68%	2.11%	†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.54%	2.42%	2.53%	2.54%	3.72%	†
Ratio of net investment income to average net assets	0.37%	0.76%	0.58%	1.48%	0.75%	†

See footnotes on page 47.

45

Monthly Dividend Fund

CLASS D
	Year Ended December 31,				7/16/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$9.86	$8.69	$9.25	$8.04	$7.14
Income from investment operations:
Net investment income	0.05	0.08	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	(2.40)	2.49	0.34	1.71	0.99
Total from investment operations	(2.35)	2.57	0.41	1.85	1.06
Less distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	—	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total distributions	(1.62)	(1.40)	(0.97)	(0.64)	(0.16)
Net asset value, end of period	$5.89	$9.86	$8.69	$9.25	$8.04
Total Return	(24.43)%	29.97%	4.58%	24.01%	15.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$5,912	$10,922	$7,345	$8,224	$3,329
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.34%	†
Ratio of net investment income to average net assets	0.56%	0.82%	0.76%	1.68%	2.11%	†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.54%	2.42%	2.53%	2.54%	3.71%	†
Ratio of net investment income to average net assets	0.37%	0.75%	0.58%	1.48%	0.75%	†

See footnotes on page 47.

46

Monthly Dividend Fund

CLASS R
	Year Ended December 31,				7/16/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$9.87	$8.69	$9.25	$8.04	$7.14
Income from investment operations:
Net investment income	0.09	0.10	0.11	0.18	0.09
Net realized and unrealized gain (loss) on investments	(2.43)	2.53	0.34	1.71	0.99
Total from investment operations	(2.34)	2.63	0.45	1.89	1.08
Less distributions:
Distributions from net investment income	(0.09)	(0.10)	(0.11)	(0.18)	(0.08)
Distributions in excess of net investment income	—	—	(0.03)	(0.14)	(0.08)
Return of capital	—	(0.19)	—	(0.05)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total distributions	(1.66)	(1.45)	(1.01)	(0.68)	(0.18)
Net asset value, end of period	$5.87	$9.87	$8.69	$9.25	$8.04
Total Return	(24.36)%	30.73%	5.08%	24.55%	15.24%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,280	$1,748	$760	$22	$12
Ratio of expenses to average net assets	1.85%	1.85%	1.85%	1.85%	1.84%	†
Ratio of net investment income to average net assets	1.06%	0.98%	1.26%	2.17%	2.61%	†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.04%	1.92%	2.03%	2.05%	3.21%	†
Ratio of net investment income to average net assets	0.87%	0.91%	1.08%	1.97%	1.25%	†

*	Commencement of operations.
**	Less than + or - $0.01 per share.
†	Annualized.
††	The Manager reimburses certain expenses of the Fund. The ratios of expenses and net investment loss to average net assets without expense reimbursement are annualized ratios based upon only three days of operations and are not representative of what such ratios would be if the Fund had operated for a longer period of time.
ø	Seligman has waived a portion of its management fee and/or reimbursed certain expenses of the Fund for the periods presented.

47

How to Contact Us

The Funds

Write to	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

48

For More Information

The following information is available, without charge, upon request by calling toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports, when available, contain additional information about the Funds’ investments. In the Series’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Series’ SAI and most recent Annual/Semi-Annual Reports, when published, are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Prospectus, Annual/ Semi-Annual Reports and other information about the Funds, when published, are also available on the EDGAR Database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-21365

Prospectus

May 1, 2008

Class I Shares

Seligman LaSalle

Real Estate Fund Series, Inc.

Investing in Equity and Equity-related Securities Issued by Real Estate Companies, such as Real Estate Investment Trusts (REITs)

•	Seligman LaSalle Global Real Estate Fund

•	Seligman LaSalle Monthly Dividend Real Estate Fund

The Securities and Exchange Commission has neither approved nor disapproved these funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if these funds are suitable for you.

REFS 5/08 CII

Table of Contents

This Prospectus contains information about Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”), which consists of two separate funds at the present time: Seligman LaSalle Global Real Estate Fund (the “Global Fund”) and Seligman LaSalle Monthly Dividend Real Estate Fund (the “Monthly Dividend Fund”).

The discussion of each Fund includes a summary of the Fund’s investment objective(s), principal investment strategies and principal risks and information relating to each Fund’s portfolio holdings, past performance, fees and expenses, followed by a more complete discussion of each Fund’s investment objective(s), principal investment strategies, other strategies and risks.

For More Information	back cover

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Seligman LaSalle Global Real Estate Fund Summary

Investment Objective:

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

Principal Investment Strategies:

The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

■	companies qualifying for U.S. federal income tax purposes as real estate investment trusts (“REITs”);

■	entities similar to REITs formed under the laws of non-U.S. countries; or

■

other companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

The Fund may invest in Global Real Estate Companies located in any country, including up to 15% of its net assets in securities of companies in emerging markets. The Fund expects under normal market conditions to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer. Under normal market conditions, the Fund generally will invest at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. The subadvisers may reduce this 40% minimum investment amount to 30% if the subadvisers believe that market conditions for these types of Global Real Estate Companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.

In selecting investments for the Fund, the Fund’s subadvisers (as described in the section entitled “Principal Investment Strategies” which begins on page 6) combine bottom-up research, which includes quantitative and qualitative investment criteria, with top-down macroeconomic research to evaluate Global Real Estate Companies.

The Fund intends to pay dividends semi-annually and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Global Fund

Principal Risks:

The Fund’s net asset value, total return and yield will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Although the values of the securities of Global Real Estate Companies reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, the Fund is subject to risks associated with the direct ownership of real estate, because of the Fund’s policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry.

These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, increases in taxes, changes in zoning laws, and property casualty. Please refer to the section entitled “Risks” on page 8 for a list of the risks associated with an investment in the Fund and, beginning on page 16, the descriptions of these risks. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends and capital gains distributions received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, in the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or particular types of Global Real Estate Companies, the Fund may be subject to certain of these risks to a greater degree.

Global Real Estate Companies tend to be small- to medium-sized companies in relation to the equity markets as a whole. Small- and medium-sized company stocks, as a whole, may experience greater price fluctuations than large-company stocks or other types of investments.

Investment in foreign securities, especially those of emerging market countries, will expose the Fund to the direct and indirect consequences of political, social and economic conditions in the countries that issue the securities or in which the issuers or properties are located. Investment in non-U.S. dollar denominated securities subjects the Fund to currency risk.

The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing the performance of Class I shares for the one-year and since inception periods ended December 31, 2007, well as how such performance compares to two measures of performance.

2

The performance information on the following page is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and the table assume that all dividends and capital gains and other distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

Through at least April 30, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s Class I shares “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.14% per annum of the Fund’s Class I shares average daily net assets.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same period due to tax benefits from losses realized on the sale of Fund shares.

3

Global Fund

Class I Annual Total Return – Calendar Year

Best quarter return: 2.24% – quarter ended 03/31/07.

Worst quarter return: (12.14)% – quarter ended 12/31/07.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception 12/29/06
Class I
Return before taxes	(16.91)%	(16.83)%
Return after taxes on distributions	(17.81)	(17.72)
Return after taxes on distributions and sale of Fund shares	(10.97)	(14.79)
UBS Global Real Estate Investors Index*	(13.53)	(13.46)
Lipper Real Estate Funds Average*	(15.32)	(15.24)

*	The UBS Global Real Estate Investors Index (the “UBS Index”) measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. The Lipper Real Estate Funds Average (the “Lipper Average”) measures the performance of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The UBS Index is unmanaged, does not include any expenses, taxes, fees, or sales charges. The Lipper Average does not reflect any fees, sales charges or taxes. The performance of the UBS Index and the Lipper Average are calculated assuming the reinvestment of any distributions. An investor cannot invest directly in an average or an index.

4

Global Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load)	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.98%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(2)	4.40%
Total Gross Operating Expenses(1)	5.38%
(1) Less: Fee Waiver/Expense Reimbursement	(4.26)%
Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	1.12%
(2)	Seligman has contractually undertaken to waive its management fee and/or reimburse the Fund’s Class I expenses to the extent that the Fund’s Class I “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.14% per annum of the average daily net assets of the Fund’s Class I shares. This undertaking will remain in effect at least until April 30, 2009, and is reflected in footnote (1).

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses through April 30, 2009 (which reflect the contractual management fee waiver/expense reimbursement described above) and (ii) after April 30, 2009, the Fund’s gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$114	$1,228	$2,333	$5,059

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

5

Global Fund

Objective, Principal and Other Investment Strategies, and Risks

Investment Objective

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation. This investment objective may be changed by the Series’ Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

■	companies qualifying for U.S. federal income tax purposes as real estate investment trusts (REITs) (as described below);

■	entities similar to REITs formed under the laws of non-U.S. countries(1); or

■

other companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests.

REITs (and certain non-U.S. entities taxed similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and certain non-U.S. entities taxed similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. The Fund intends to use dividends and capital gains distributions of REITs and other Global Real Estate Companies to achieve the current income component of its investment objective of total return.

The Fund may invest in Global Real Estate Companies located in any country, including up to 15% of its net assets in securities of companies in emerging markets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. The Fund’s subadvisers may reduce this 40% minimum investment amount to 30% if the subadvisers believe that market conditions for these types of Global Real Estate Companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.

(1)	REITs originated in the U.S.; however, a number of countries around the world have adopted, or are considering adopting, laws to permit the operation of entities structured and/or taxed similar to REITs.

6

Global Fund

As further described below under the caption entitled “Management of the Funds” and “Subadvisers,” the Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V., each as defined below.

LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. LaSalle Securities U.S. may invest in securities of issuers in any country. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Fund’s investment objective and strategies with respect to securities of Global Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. Lasalle Securities B.V. also assists LaSalle Securities U.S. on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the investment process described below, and on-going discussions between the subadvisers.

In selecting investments for the Fund, the subadvisers combine bottom-up research, which includes quantitative and qualitative investment criteria, with top-down macroeconomic research to evaluate Global Real Estate Companies.

Bottom-up research means that the subadvisers analyze company-specific factors (i.e., company fundamentals). The quantitative analysis includes use of a proprietary valuation model to rank Global Real Estate Companies on the basis of risk and return. The model is used to determine an “intrinsic value” for these companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, property sectors, markets, the impact of its management, and the public securities markets. The model is applied to companies that qualify for inclusion in the Fund’s investment universe. The subadvisers also estimate the net asset value of these companies (i.e., estimated real estate market value of a company’s assets less its liabilities). The subadvisers utilize a relative valuation process in which both the intrinsic value and net asset value calculation results are analyzed in relation to current securities market prices by the subadvisers in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay in determining intrinsic value, the subadvisers evaluate several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties.

The subadvisers also consider top-down macroeconomic research when determining intrinsic value, such as local, regional and country-related market conditions (e.g., capital flows and economic trends) and real estate fundamentals.

In seeking to achieve the Fund’s objective, the subadvisers also consider information derived from the extensive research and property management organization of its affiliates located in 170 key markets in more than 50 countries on five continents.

One or more of four primary factors enter into a decision to sell a security: (i) the security’s price as compared to its intrinsic value and/or net asset value is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) the security’s percentage of the total portfolio

7

Global Fund

exceeds the target percentage; and (iv) tactical shifts among property and country sectors.

Other Strategies

The Fund may also invest up to 20% of its net assets in equity and equity-related securities (other than as described above under the heading “Principal Investment Strategies”) as well as fixed-income securities of any credit quality of any U.S. or foreign issuer, including Global Real Estate Companies and governmental and corporate issuers. The Fund will not invest directly in real estate.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, countries and/or regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“144A Securities”).

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund’s value of the securities). Rule 144A Securities deemed to be liquid by the Fund’s investment manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation.

The Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, social or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective and principal investment strategies, including the Fund’s policy of investing at least 80% of its net assets in securities issued by Global Real Estate Companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series’ Board of Directors. The Fund will provide shareholders with at least 60 days’ notice before implementing any change in investment objective, or policies that would permit the Fund to invest less than 80% of its net assets in securities issued by Global Real Estate Companies.

There is no guarantee that the Fund will achieve its objective.

Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Currency Risk, Deflation Risk, Dividend and Income Risk, Emerging Markets Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Currency Risk, High-Yield Securities Risk, Inflation Risk, Initial Public Offerings (IPOs) Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Real Estate Investments and REITs Risk, Reinvestment Risk, and Small-Cap and Mid-Cap Companies Risk. See “Principal Risks of Investing in the Funds” on page 16 for a description of these risks.

8

Seligman LaSalle Monthly Dividend Real Estate Fund Summary

Investment Objectives:

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies:

The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by “real estate companies” (as defined in the section entitled “Principal Investment Strategies” on page 13), such as real estate investment trusts (“REITs”). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The Fund anticipates that it will invest primarily in securities issued by Equity REITs (also as described in the section entitled “Principal Investment Strategies” on page 13) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund’s benchmark.

In making investment decisions on behalf of the Fund, the Fund’s subadviser uses both quantitative and qualitative investment criteria to evaluate companies.

The Fund intends to pay dividends from its net investment income monthly and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Principal Risks:

The Fund’s net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by issues relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Although the Fund generally will not hold direct investments in real estate, the Fund is subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws, and property casualty. Please refer to the section entitled “Risks” on page 15 for a list of the risks associated with an investment in the Fund and, beginning on page 16, the descriptions of these risks. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or particular types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments.

9

Monthly Dividend Fund

The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of a single issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how such performance compares to two measures of performance.

The performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table assume that all dividends and capital gains and other distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

Through at least April 30, 2009, J. & W. Seligman & Co. Incorporated (Seligman), the Fund’s manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.45% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect since the Fund’s inception. Class I shares are not subject to any 12b-1 fees. Absent such waivers/reimbursements, returns shown in both the bar chart and table would have been lower.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

10

Monthly Dividend Fund

Class I Annual Total Returns – Calendar Years

Best quarter return: 14.77% – quarter ended 3/31/2006.

Worst quarter return: (17.02)% – quarter ended 12/31/2007.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception 11/24/03
Class I
Return before taxes	(23.59)%	8.54%
Return after taxes on distributions	(27.18)	5.59
Return after taxes on distributions and sale of Fund shares	(12.82)	6.72
FTSE-NAREIT Equity REIT Index*	(15.69)	14.91
Lipper Real Estate Funds Average*	(15.32)	14.29

*	The FTSE-NAREIT Equity REIT Index (the “NAREIT Index”) measures the performance of all publicly-traded US real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The Lipper Real Estate Funds Average (the “Lipper Average”) measures the performance of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The NAREIT Index is unmanaged, does not include any expenses, fees, sales charges or taxes. The Lipper Average does not reflect any fees, sales charges or taxes. The performance of the NAREIT Index and the Lipper Average are calculated assuming the reinvestment of any distributions. An investor cannot invest directly in an average or an index.

11

Monthly Dividend Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) on purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	none
Other Expenses*	0.35%
Total Annual Fund Operating Expenses(1)	1.25%

*	Seligman has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.45% per annum of the Fund’s average daily net assets. This undertaking will remain in effect at least until April 30, 2009. As of the date of this Prospectus, no reimbursement from Seligman to the Fund’s Class I shares is necessary. There are no 12b-1 fees in respect of the Fund’s Class I shares.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$127	$397	$686	$1,511

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

12

Monthly Dividend Fund

Objectives, Principal and Other Investment Strategies, and Risks

Investment Objectives

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by “real estate companies” (as defined below), such as real estate investment trusts (REITs). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

In seeking its objective, the Fund may invest without limit in securities of REITs. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary investment objective of producing a high level of current income.

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described below) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund’s benchmark.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.

■	Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents.

■	Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

■	Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

In addition to rental and interest income, REITs may also realize capital gains by selling properties or other assets that have appreciated in value.

In selecting investments for the Fund, the subadviser uses both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank real estate companies on the basis of risk and return. The model is used to determine an “intrinsic value” for real estate companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, the impact of its management, and the public securities markets. The model is applied to real estate companies that qualify for inclusion in the Fund’s investment universe (which includes most REITs and real estate operating companies that are publicly traded in the United States). The subadviser also estimates the net asset value of the real estate companies (i.e., estimated real estate market value of a company’s assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current market prices by the subadviser in the buy-hold-sell decision-making process for the Fund.

13

Monthly Dividend Fund

As a qualitative overlay, the subadviser evaluates several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties and considers local market conditions that may affect these companies.

Although the Fund will invest primarily in US markets, the subadviser also considers information derived from the extensive research and property management organization of its affiliates located in 170 key markets in more than 50 countries on five continents. This information is used by the subadviser in both its quantitative and qualitative analysis.

One or more of four primary factors enter into a decision to sell: (i) stock price exceeds the intrinsic value or better values are available in the stock’s peer group; (ii) changes in earnings, real estate and capital market conditions, economic conditions and the company’s risk profile; (iii) the stock’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property sectors.

Other Strategies

The Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (144A Securities).

The Fund will invest its net assets primarily in US dollar-denominated securities of US issuers. However, the Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US or foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund’s value of the securities). Rule 144A Securities deemed to be liquid by the Fund’s manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in “zero-coupon” bonds (interest payments accrue until maturity) and “pay-in-kind” bonds (interest payments are made in additional securities).

The Fund does not intend to borrow money except that the Fund may borrow up to 5% of its total assets for temporary purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, social, political, or other conditions. This could prevent the Fund from achieving its objectives.

The Fund’s investment objectives and concentration of investments in the real estate industry may be changed only with shareholder approval. The principal investment strategies, including the Fund’s policy of investing at least 80% of its net assets in real estate companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series’ Board of Directors. The Fund will provide shareholders with at least 60 days’ notice

14

Monthly Dividend Fund

before implementing any change in investment policies that would permit the Fund to invest less than 80% of its net assets in real estate companies.

There is no guarantee that the Fund will achieve its objectives.

Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Deflation Risk, Dividend and Income Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Inflation Risk, Initial Public Offerings (IPOs) Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Real Estate Investments and REITs Risk, Reinvestment Risk, Small-Cap and Mid-Cap Companies Risk, and Zero-Coupon and Pay-in-Kind Risk. See “Principal Risks of Investing in the Funds” on the following page for a description of these risks.

15

Principal Risks of Investing in the Funds

This section lists and describes, as applicable, the risks associated with an investment in the Global Fund and the Monthly Dividend Fund. The sections in this Prospectus entitled “Objective(s), Principal and Other Investment Strategies, and Risks” relating to each of the Global Fund and the Monthly Dividend Fund identify which of these risks apply to a Fund.

Common Stock Risk.  While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund.

Convertible Securities Risk.  Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Credit Risk.  A security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund may invest, are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

Currency Risk.  This risk is associated with a Fund’s investment in securities denominated in foreign currencies. Because the Fund receives contributions in U.S. dollars, any investment in securities denominated in a foreign currency requires the Fund to value the securities at the current exchange rate when computing the Fund’s daily net asset value. As a result, a Fund is exposed to risk that the value of the U.S. dollar may rise in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency.

Deflation Risk.  Deflation risk is the risk that the Fund’s dividends may be reduced in the future if earnings power is reduced and results in lower distributions on the assets owned by the Fund or possibly the redemption of such assets by their issuer.

Dividend and Income Risk.  The income shareholders receive from a Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from a Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by a Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on convertible securities and other debt instruments in which a

16

Fund invests, and shareholders’ income from the Fund, would likely decline as well.

Emerging Markets Risk.  Emerging market countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many companies in developed countries.

ETF Risk.  If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns would therefore be lower.

FDIC Risk.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Securities and Illiquid Securities Risk.   Foreign securities and illiquid securities in the Fund’s portfolio may involve higher risk than domestic or liquid securities and may subject the Fund to higher price volatility than investments in less risky securities. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, higher costs of trading, changes in political conditions, investment and repatriation restrictions, and custody and expropriation risks. The Global Fund will have substantial investments in foreign securities.

High-Yield Securities Risk.  High-yield securities in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade fixed-income securities. High-yield securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of fixed-income securities is affected by market conditions relating to changes in prevailing interest rates. However, the value of high-yield securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or un-rated securities may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the Fund’s shares and distributions can decline.

Initial Public Offerings (IPOs) Risk.  A Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Interest Rate Risk.  Interest rate risk is the risk that investments, including, but not limited to, preferred shares, U.S. government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as real

17

estate company common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally may fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund’s investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

Market Risk.  The Fund’s net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. Historical outperformance of the real estate securities asset class relative to traditional equity securities and fixed income securities is past performance and is not indicative or a guarantee of current or future investment performance of the Fund.

Non-Diversified Risk.  The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Portfolio Turnover Risk.  The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses and lower its return/yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Preferred Securities Risk.  To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.  Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose

18

entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Reinvestment Risk.  Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt obligations at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect a Fund’s overall return.

Real Estate Investments and REITs Risk.  For purposes of this risk, unless stated otherwise, the term “real estate company(ies)” refers to Global Real Estate Companies in the case of the Global Fund and real estate companies in the case of the Monthly Dividend Fund, as the case may be.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

■	declines in the value of real estate;

■	risks related to general and local economic conditions;

■	possible lack of availability of mortgage funds or other capital;

■	overbuilding;

■	lack of completion of developments or delays in completion;

■	extended vacancies of properties;

■	increased competition;

■	increases in property taxes and operating expenses;

■	changes in zoning laws or other government regulations;

■	costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

■	casualty or condemnation losses;

■	limitations on, or unavailability of, insurance on favorable economic terms;

■	limitations on rents;

■	changes in neighborhood values and the appeal of properties to tenants;

■	tenant bankruptcies and other credit problems;

■	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy;

■	uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism;

■	changes in interest rates; and

■	legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends, capital gains or other distributions received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to a real estate company. In the event of a default by a borrower or lessee, these companies may suffer losses, experience delays in

19

enforcing their rights as a mortgagee or lessor and incur substantial costs associated with protecting their investments.

Equity REITs (and similar entities formed under the laws of non-U.S. countries) may be affected by changes in the value of the underlying property owned by the trusts or other issuers. Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs (and similar entities formed under the laws of non-U.S. countries) are dependent upon management skills and generally may not be diversified. As a result, performance of these holdings ultimately depends on the types of real property in which they invest and how well the property is managed.

REITs are also subject to heavy cash flow dependency and could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (“Code”), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (“1940 Act”). Similarly, Global Real Estate Companies formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Any such failure by these companies or REITs held by the Fund could adversely affect the value of an investment in the Fund.

REITs (and similar entities formed under the laws of non-U.S. countries) have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by shareholders of these companies, including the Fund.

For a description of additional risks of investment in real estate companies, including risks of investing in particular types of properties, such as hotels, office buildings, apartment buildings and health care properties, see “Description of the Series and Its Investments and Risks” in the Statement of Additional Information.

Small-Cap and Mid-Cap Companies Risk.  The Funds may invest in companies whose market capitalization is considered small as well as mid-cap companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that a Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Zero-Coupon and Pay-in-kind Risk.  “Zero-coupon” and “pay-in-kind” securities may be subject to greater fluctuations in value because they tend to be more speculative than securities that pay cash interest. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding

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fluctuations and volatility in the net asset value of the shares of the Fund.

Management of the Funds

The Board of Directors of the the Series provides broad supervision over the affairs of the Series.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Global Fund and the Monthly Dividend Fund (collectively, the “Funds”). Seligman is responsible for monitoring the performance of the Funds’ subadvisers (each as described below) and administering each Fund’s business and other affairs.

Established in 1864, Seligman serves as manager to 22 US registered investment companies, which offer 59 investment portfolios with approximately $10.1 billion in assets as of March 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of March 31, 2008 of approximately $7.8 billion.

The Global Fund is subadvised by LaSalle Investment Management (Securities), L.P. (referred to throughout as LaSalle Securities U.S.) and LaSalle Investment Management Securities B.V. (referred to throughout as LaSalle Securities B.V.). The subadvisers have together been managing institutional global real estate accounts since 2002, beginning with one Global Account and growing to 43 Global Accounts with $6.1 billion in assets under management as of March 31, 2008.

With respect to the Global Fund, LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Global Fund’s investment objective and strategies with respect to securities of Global Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities B.V. also assists LaSalle Securities U.S. on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the investment process described under the Global Fund’s “Principal Investment Strategies and on-going discussions between the subadvisers.”

The Monthly Dividend Fund is subadvised by LaSalle Securities U.S. With respect to the Monthly Dividend Fund, LaSalle Securities U.S. manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with that Fund’s investment objectives and strategies.

Management Fees.  Each Fund pays Seligman a fee for its management services equal to a percentage of that Fund’s average daily net assets. The management fee rates are as follows:

■	Global Fund: 0.98%

■	Monthly Dividend Fund: 0.90%

Seligman has contractually undertaken to separately reimburse each Fund’s “other expenses” (as described above in each Fund’s discussion relating to “Fees and Expenses”) that exceed 0.14% per annum of the average daily net assets of the Global Fund’s Class I shares and 0.45% per annum of the Monthly Dividend Fund’s average daily net assets. These separate undertakings in respect of the Funds will remain in effect at least until April 30, 2009.

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A discussion regarding the basis for the Series’ Board of Directors’ approval of the investment management agreement between the Series (on behalf of the Monthly Dividend Fund) and Seligman is available in that Fund’s annual report, dated December 31, 2007.

Subadvisers

LaSalle Securities U.S. is located at 100 East Pratt Street, Baltimore, Maryland 21202, and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands. LaSalle Securities U.S. and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. (“LaSalle”), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $50.4 billion in assets under management as of March 31, 2008, of which $3.5 billion was managed by LaSalle Securities U.S., $240 million was managed by LaSalle Securities B.V., and $6.1 billion was managed together by LaSalle Securities U.S. and LaSalle Securities B.V.

LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated (“Jones Lang LaSalle”), a U.S. publicly-traded company. LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle and its affiliates have employees in 170 key markets in 50 countries on five continents. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle Securities U.S. and LaSalle Securities B.V. are supported by Jones Lang LaSalle’s extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

The fees of a Fund’s subadviser(s) will be paid by Seligman out of the fee it receives for managing that Fund or otherwise from its own resources.

Portfolio Management

As described above, LaSalle Securities U.S. and LaSalle Securities B.V. serve as subadvisers to the Global Fund, and LaSalle Securities U.S. serves as subadviser to the Monthly Dividend Fund. The LaSalle Securities U.S. team is headed by Messrs. Stan J. Kraska, George J. Noon and Keith R. Pauley. Mr. Ernst Jan de Leeuw of LaSalle Securities B.V. is a portfolio manager with respect to the assets of the Global Fund.

LaSalle Securities U.S.

Mr. Kraska is a Managing Director of LaSalle Securities U.S. since 1997. Mr. Kraska has over 21 years of real estate experience. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT and Urban Land Institute. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School. He joined LaSalle Securities U.S. in 1986.

Mr. Noon is a Managing Director of LaSalle Securities U.S. since 2003. Mr. Noon has over 18 years of real estate experience. His responsibilities include portfolio management of global real estate securities programs. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a B.S. in Economics and a major in Finance. Mr. Noon is a holder of a Chartered Financial Analyst designation. He is an associate member of NAREIT and a member of the Baltimore Security Analysts Society. He joined LaSalle Securities U.S. in 1990.

Mr. Pauley is a Managing Director of LaSalle Securities U.S. and has been Chief Investment Officer of LaSalle Securities U.S. since 1996. Mr. Pauley has over 22 years of real estate experience. His responsibilities at LaSalle Securities U.S. include portfolio management and oversight of securities

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research and trading. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is an associate member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance. He joined LaSalle Securities U.S. in 1985.

LaSalle Securities B.V.

Mr. Ernst Jan de Leeuw is a Managing Director of LaSalle Securities B.V. and is responsible for managing separate account portfolios of public European property companies. Prior to joining LaSalle Securities B.V. in 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group, where he was responsible for real estate securities portfolios, as well as for a number of discretionary equity portfolios for Robeco Institutional Asset Management clients. Mr. de Leeuw is a certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies). He studied at the University of Berlin and graduated with a Doctorandus in Business Economics and Econometrics at the University of Groningen. Mr. de Leeuw is registered with the Dutch Securities Institute.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund(s) for which they provide portfolio management.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, SDC and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

After the close of business on May 16, 2008, the Funds will offer five Classes of shares. Only Class I shares are offered by this Prospectus. The Series’ Board of Directors believes that no conflict of interest currently exists among the Funds’ Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series’ Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Because the Global Fund has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in many foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved on behalf of the Global Fund fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depository Receipt (ADR) of a security (if any) and movements

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in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, for both Funds, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I Shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible in-vestor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I Shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisers or SDC by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Shares of the Funds can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions,

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or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Series’ Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and

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retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non U.S. securities, mid-cap securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact a Fund.

Dividends and Capital Gain Distributions

The Global Fund pays any dividends from its net investment income semi-annually and distributes any net capital gains realized on at least investments annually.

The Monthly Dividend Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments at least annually.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions, if any, reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on

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between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

Dividends paid by a Fund, other than “qualified dividend income,” generally are taxable to you as ordinary income. However, it is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

To the extent that a Fund distributes an amount in excess of the Fund’s earnings, this amount will be treated as a non-taxable return of capital that reduces your tax basis in your shares. Investors who receive a return of capital may be under the impression that they are receiving net profits of a Fund; however, a return of capital is a return of a portion of your original investment. Any distribution in excess of your tax basis is treated as gain from a sale of your shares. You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets and the source of distributions received from its investments.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The securities (e.g., REITs) in which the Funds invest may not provide complete tax information to the Funds as to the tax character of the dividends distributed by such company (e.g., income, capital gain or return of capital) until after the calendar year end. Consequently, because of such delay, it may be necessary for a Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31. Further, the tax treatment of distributions reported on Form 1099-DIV may differ from the characterization of distributions provided at the time the distribution was made.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of the Series.”

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US real estate trusts (REITs) and similar entities outside the US.

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Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seeks to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and

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large-capitalization domestic and international equity securities as well as domestic real estate securities and fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I Shares.

32

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund’s Class I shares from their inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. Per share amounts are calculated based on average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes and are not annualized. If such costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their reports, along with the each Fund’s financial statements, are included in the Series’ Annual Reports, which are available upon request.

Global Fund

CLASS I
	Year Ended 12/31/07	12/29/06* to 12/31/06
Per Share Data:
Net asset value, beginning of period	$7.14	$7.14
Income (Loss) from investment operations:
Net investment income	0.10	—	**
Net realized and unrealized loss on investments	(1.30)	—
Total from investment operations	(1.20)	—	**
Less Distributions:
Distributions from net investment income	(0.10)	—
Distributions in excess of net investment income	(0.09)	—
Total Distributions	(0.19)	—
Net Asset Value, end of period	$5.75	$7.14
Total Return	(16.91)%	0%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$342	$7
Ratio of expenses to average net assets	1.12%	1.12%	††
Ratio of net investment income (loss) to average net assets	1.42%	(1.12)%	††
Portfolio turnover rate	81.20%	—
Without expense reimbursement:ø
Ratio of expenses to average net assets	5.38%	227.72%	††
Ratio of net investment loss to average net assets	(2.84)%	(227.72)%	††

See footnotes on page 34.

33

Monthly Dividend Fund

CLASS I
	Year Ended December 31,				11/24/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$9.88	$8.70	$9.28	$8.04	$7.61
Income from investment operations:
Net investment income	0.15	0.12	0.16	0.15	0.03
Net realized and unrealized gain (loss) on investments	(2.40)	2.55	0.33	1.79	0.45
Total from investment operations	(2.25)	2.67	0.49	1.94	0.48
Less distributions:
Distributions from net investment income	(0.15)	(0.12)	(0.16)	(0.15)	(0.02)
Distributions in excess of net investment income	—	—	(0.04)	(0.19)	(0.01)
Return of capital	—	(0.21)	—	(0.05)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total distributions	(1.72)	(1.49)	(1.07)	(0.70)	(0.05)
Net Asset Value, end of period	$5.91	$9.88	$8.70	$9.28	$8.04
Total Return	(23.59)%	31.34%	5.55%	25.21%	5.49%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,009	$6,853	$865	$1,077	$315
Ratio of expenses to average net assets	1.25%	1.33%	1.35%	1.35%	0.94%	†
Ratio of net investment income to average net assets	1.67%	1.17%	1.76%	2.67%	3.42%	†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%	#
Without expense reimbursement:ø
Ratio of expense to average net assets			1.68%	2.05%	2.45%	†
Ratio of net investment income to average net assets			1.43%	1.97%	1.91%	†

*	Commencement of offering of shares.
**	Less than + or - $0.005 per share.
†	Annualized.
††	Seligman reimburses certain expenses of the Fund. The ratios of expenses and net investment loss to average net assets without expense reimbursement are annualized ratios based upon only three days of operations and are not representative of what such ratios would be if the Fund had operated for a longer period of time.
ø	The manager has waived all or a portion of its management fee and/or reimbursed certain expenses of the Funds for certain periods presented.
#	Computed at the Fund level for the period July 16, 2003 to December 31, 2003.

34

How to Contact Us

The Funds

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

35

For More Information

The following information is available, without charge, upon request by calling toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports, when available, contain additional information about the Funds’ investments. In the Series’ Annual Reports you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Series’ SAI and most recent Annual/Semi-Annual Reports, when published, are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds, when published, are also available on the EDGAR Database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-21365

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

Seligman LaSalle Global Real Estate Fund

Seligman LaSalle Monthly Dividend Real Estate Fund

Statement of Additional Information

May 1, 2008

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus, dated May 1, 2008 relating to Class A shares, Class B shares, Class C shares, Class D shares (Class D shares are not offered after the close of business on May 16, 2008) and Class R shares, and the current Prospectus, dated May 1, 2008, offering Class I shares (together, “the Prospectuses”) of Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”) containing two separate funds: Seligman LaSalle Global Real Estate Fund (the “Global Fund”), which does not offer Class B shares, and Seligman LaSalle Monthly Dividend Real Estate Fund (the “Monthly Dividend Fund,” and with the Global Fund, collectively, the “Funds”). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Series at the above address or telephone numbers, respectively.

The financial statements and notes included in the Series’ Annual Report on behalf of the Global Fund and the Monthly Dividend Fund, which include the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you, without charge, if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Series History

The Series was incorporated under the laws of the State of Maryland on May 30, 2003.

Description of the Series and Its Investments and Risks

Classification

The Series is an open-end management investment company (mutual fund) which consists of two separate and distinct funds – the Global Fund and the Monthly Dividend Fund. Each Fund is non-diversified and concentrates its respective investments in the real estate industry. The Global Fund commenced operations on December 29, 2006. The Monthly Dividend Fund commenced operations on July 16, 2003.

Investment Strategies and Risks

The following information regarding each Fund’s investments and risks supplements the information contained in the Series’ Prospectuses.

General

The Global Fund. The Global Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation. The Global Fund concentrates its investments in the real estate industry. The Global Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

•	companies qualifying for US federal income tax purposes as real estate investment trusts (“REITs”);

•	entities similar to REITs that are formed under the laws of non-US countries; or

•

other companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-US dollar denominated securities. The subadvisers may reduce this 40% minimum investment amount to 30% if the subadvisers believe that market conditions for these types of Global Real Estate Companies or specific foreign markets are unfavorable. The Global Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

In addition to investments in Global Real Estate Companies, the Global Fund may invest up to 20% of its net assets in equity and equity-related securities (other than as described above) as well as fixed-income securities of any credit quality of any US or foreign issuer, including Global Real Estate Companies and governmental and corporate issuers. The Global Fund will not invest directly in real estate.

The Monthly Dividend Fund. The Monthly Dividend Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective. The Monthly Dividend Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by “real estate companies” (as defined below), such as real estate investment trusts (“REITs”). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate. The Monthly Dividend Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described in the Prospectuses) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund’s benchmark.

The Monthly Dividend Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers. The Monthly Dividend Fund will not invest directly in real estate.

The Funds

The investment objective(s) and principal investment strategies of each Fund, as well as the principal risks associated with each Fund’s investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Borrowing. Each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. However, the Funds do not intend to borrow money, except that a Fund may borrow up to 5% of its total assets for temporary purposes.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Fund’s net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause a Fund’s net asset value to decline more than would otherwise be the case.

Foreign Securities. The Monthly Dividend Fund may invest a substantial portion of its net assets in US dollar-denominated securities of foreign issuers, including foreign corporations, governments or their agencies or instrumentalities. The Monthly Dividend Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US and foreign issuers. The Global Fund may, from time to time, have substantial investments in securities of foreign issuers, including securities denominated in non-US dollars. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities and their markets may not be as liquid as US securities and their markets. Securities of foreign issuers may involve greater market risk than securities of US issuers, and foreign custody fees are generally higher than in the US. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The US has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of each Fund’s assets to be invested within various countries is not known.

Junk Bonds. The Global Fund may invest in non-investment grade debt securities of US and foreign issuers, including real estate industry companies. Non-investment grade debt securities are debt securities rated Ba or below by Moody’s Investors Service Inc. or BB or below by Standard & Poor’s Ratings Service, or deemed to be of comparable quality. These non-investment grade debt securities are sometimes referred to as “high-yield” or “junk” bonds.

In addition to the risks associated with debt securities generally, there are specific risks associated with investing in junk bonds. Junk bonds are generally subject to higher volatility in yield and market value than investment grade securities. Junk bonds have a greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal.

An economic downturn could adversely impact an issuer’s ability to pay interest and repay principal and could result in an issuer defaulting on such payments. The value of a Fund’s investment grade securities will be affected, like all debt securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated junk bonds is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated bonds and notes may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

Junk bonds, like investment grade securities, are traded principally by dealers in the over-the-counter market. The market for junk bonds may be less active and less liquid than for higher-rated investment-grade bonds. Under adverse market or economic conditions, the secondary market for these junk bonds could contract further, causing the Global Fund difficulties in valuing and selling its securities.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates may be considered in making investment decisions. As one way of managing exchange rate risk, a Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case, the contract would approximate the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to not greater than 75% of a Fund’s portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by a Fund. Under extraordinary circumstances, a Fund may enter into forward currency contracts in excess of 75% of the Fund’s portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The effect a substantial commitment of a Fund’s assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities will be carefully considered.

Except as set forth above and immediately below, a Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency provided the excess amount is “covered” by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the particular Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although a Fund may seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund’s losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or “spread” based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. The Board of Directors must approve an investment in any new type of commodity if it is of a type a Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small “margin deposit” and, if such contract is thereafter sold at a loss, that Fund could lose substantially more than the original margin deposit. Although the Funds will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Lending of Portfolio Securities. The Funds may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. A Fund will not lend portfolio securities to any institutions affiliated with that Fund. The borrower must maintain with a Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Rights and Warrants. The Funds may invest in common stock rights and warrants. The Series’ Board must approve an investment in any warrant if it is of a type a Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in a Fund’s investment restrictions regarding such securities.

Options. The Board of Directors must approve an investment in any option if it is of a type a Fund has not previously utilized. Pursuant to this policy, the Board has approved the purchase of put options, call options, put spreads and collars, and the sale of covered call options (i.e., where a Fund owns the underlying security) and covered put options (i.e., where a Fund maintains cash or other collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in a Fund’s investment portfolio, that Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position, in which case the Fund could lose money in the event of adverse price movements.

Access Trades. The Funds may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than securities exchanges, a Fund may not be able to sell when it is deemed advantageous to do so. These risks will potentially be mitigated by limiting access trade exposure by a Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

When-Issued or Forward Commitment Securities. The Funds may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued or forward commitment securities, cash or liquid securities equal to the amount of the when-issued commitments will be segregated at the Fund’s custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, that Fund will meet its obligations from then available cash flow or the sale of securities (those segregated or otherwise) or, although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund’s payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors’ perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund’s assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by a Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund’s repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

Illiquid Securities. The Funds may invest up to 15% of their respective net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act. The Series’ Board of Directors may adopt procedures pursuant to which the investment manager may determine, when appropriate, that specific Rule 144A securities are liquid and are not subject to the 15% limitations on illiquid securities. Should the Series’ Board of Directors or the investment manager (as the case may be) make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Other Investment Companies. The Funds may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (“1940 Act”), which generally prohibits a Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Fund’s investments in other investment companies may include investment in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered investment companies that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and the Fund’s returns will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Money Market Instruments. Each Fund may invest a portion of its respective assets in cash equivalents as the Fund deems appropriate. Cash equivalents may include money market instruments such as US government obligations, bank obligations and commercial paper.

US government obligations. US government obligations are obligations issued or guaranteed as to both principal and interest by the US government or backed by the full faith and credit of the US, such as US Treasury Bills, securities issued or guaranteed by a US government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank obligations. Bank obligations include US dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the US, and of domestic branches of foreign banks.

Commercial paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Additional Risks

For purposes of these additional risks, unless stated otherwise, the term “real estate company(ies)” refers to Global Real Estate Companies in the case of the Global Fund and real estate companies in the case of the Monthly Dividend Fund, as the case may be.

Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws in the US and/or in foreign countries), quality of management, interest rate levels and the availability of financing.

If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Real estate companies are also subject to heavy cash flow dependency.

The performance of the economy in each of the regions in which the real estate owned by a real estate company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

In addition, investments of real estate companies are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

As discussed below, investments in the securities of real estate companies are also subject to risks that are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in global, national, regional and country-specific economic and market conditions.

Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities or natural disasters), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) foreign, federal, state and/or local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (in the US, primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local, regional and global basis; (4) deterioration, including bankruptcy, of tenants; (5) occupancy rates; and (6) the general distress of the healthcare industry.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the global, national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

Other factors may contribute to the level of risk of real estate investments real estate companies.

Insurance Issues. Certain real estate companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some real estate companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact a Fund’s investment performance.

Financial Leverage. Real estate companies, including REITs, may be highly-leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real estate companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a real estate company’s obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the real estate company’s range of operating activity. A real estate company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the real estate company.

Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company, and, as a result, the amount available to make distributions on its shares could be reduced.

Terrorism. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries (e.g., hotels and retail establishments). Higher insurance costs may adversely affect real estate companies, and certain real estate companies may be unable to obtain certain kinds of insurance.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund’s policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:

-	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

-

Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (“SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

-

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

-	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

-

Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

-

Purchase or hold any real estate, except that the Global Fund and the Monthly Dividend Fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts (and, in the case of the Global Fund, Global Real Estate Companies), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities;

-

Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

The Funds’ fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to a Fund.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a mutual fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the mutual fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits the Funds from making loans to its affiliated persons but does not otherwise restrict the Funds’ ability to make loans.

The Monthly Dividend Fund may not change its investment objectives without approval of a majority of its outstanding voting securities. The Global Fund’s investment objective may be changed by the Series’ Board of Directors without approval of such Fund’s shareholders. However, the Global Fund will provide at least 60 days notice of any change to its investment objective.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Funds also may not change their respective investment policies of investing at least 80% of net assets in real estate issuers without first providing notice to shareholders at least 60 days prior to such change. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

For temporary defensive purposes in response to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the US government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund’s investments in foreign cash equivalents will be limited to those that will in the opinion of the investment manager or subadviser(s), equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the US Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Global Fund which commenced operations on December 29, 2006, did not execute any transactions in securities for its portfolio for the period from December 29, 2006 through December 31, 2006. The Global Fund’s portfolio turnover rate for the year ended December 31, 2007 was 81.20%. The Monthly Dividend Fund’s portfolio turnover rates for the fiscal years ended December 31, 2007 and 2006 were 76.07% and 47.78%, respectively.

Disclosure of Portfolio Holdings

The Funds’ full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds’ distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Funds’ portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Directors, the Funds’ portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designee) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the applicable Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Directors regarding compliance with the Funds’ policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds’ policies expressly permit Seligman’s employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether a Fund owns or does not own a particular security; provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. A Fund may also permit its auditors to have access to the Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds’ portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT, and to Institutional Shareholder Services (“ISS”), in connection with proxy voting services provided. Seligman discloses portfolio holdings to the third parties listed above, other than ISS, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. Seligman discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the ISS request.

The Funds’ subadvisers (each as described below) have adopted the policies and procedures relating to the disclosure of portfolio holdings approved by the Series’ Board of Directors. Currently, neither subadviser (with respect to the Fund(s) it advises) discloses a Fund’s portfolio holdings prior to the public disclosure of such information.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Funds’ CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to these arrangements.

Management of the Series

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Series.

Management Information

Information with respect to the Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age) and Position(s) with Series	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

Maureen Fonseca (52)**** Director	July 2007 to Date	Head of School, The Masters School (education); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Trustee, New York State Association of Independent Schools and Greens Farms Academy (education); and Commissioner, Middle States Association (education).	59

John R. Galvin (78) Director	2003 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	59

Name, (Age) and Position(s) with Series	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
John F. Maher (64) Director	December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank). Director or Trustee of each of the investment companies of the Seligman Group of Funds**. From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

Frank A. McPherson (75) Director	2003 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), the Federal Reserve System’s Kansas City Reserve Bank (from 1990 until 1994), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	59

Betsy S. Michel (65) Director	2003 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	59

Leroy C. Richie (66) Director	2003 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	59

Name, (Age) and Position(s) with Series	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Robert L. Shafer (75) Director	2003 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director (from May 1987 until June 1997), USLIFE Corporation (life insurance) and Vice President (from December 1973 until January 1996), Pfizer Inc. (pharmaceuticals).	59

James N. Whitson (73) Director	2003 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of telecommunications equipment). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	59

Name, (Age) and Position(s) with Series	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (70) Director, Chairman of the Board	2003 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	59

Brian T. Zino*** (55) Director, President and Chief Executive Officer	2003 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	59

Eleanor T.M. Hoagland (56) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas Rose (50) Vice President	2003 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Lawrence P. Vogel (51) Vice President and Treasurer	2003 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (43) Secretary	2003 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc., and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.	N/A

*	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-two registered investment companies, including the Series.
***	Messrs. Morris and Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.
****	Dr. Fonseca became a member of the Board of Directors on July 19, 2007.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Series as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended December 31, 2007. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Mses. Fonseca and Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended December 31, 2007. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Series at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series’ Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Series and the candidate’s ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Series at the address above.

The Committee met twice during the fiscal year ended December 31, 2007. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Ms. Michel.

Beneficial Ownership of Shares

As of December 31, 2007, the Directors beneficially owned shares in the Series’ Funds and the Seligman Group of Funds as follows:

Name of Director	Dollar Range of Shares of the Global Fund Owned by Director	Dollar Range of Shares of the Monthly Dividend Fund Owned by Director	Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds
INDEPENDENT DIRECTORS

Maureen Fonseca	None	None	$1-$10,000

John R. Galvin	None	None	$50,001-$100,000

John F. Maher	$1-$10,000	$1-$10,000	Over $100,000

Frank A. McPherson	$10,001-$50,000	$10,001-$50,000	Over $100,000

Betsy S. Michel	$10,001-$50,000	$10,001-$50,000	Over $100,000

Leroy C. Richie	None	None	Over $100,000

Robert L. Shafer	None	None	Over $100,000

James N. Whitson	$10,007-$50,000	$10,001-$50,000	Over $100,000

INTERESTED DIRECTORS

William C. Morris	None	Over $100,000	Over $100,000

Brian T. Zino	None	None	Over $100,000

Compensation. No compensation is paid by the Series or any fund in the Seligman Group of Funds to Directors or officers of the Series or any fund in the Seligman Group of Funds who are employees of Seligman. Compensation of the Directors who are not “interested persons” of the Series, as defined in the 1940 Act, is as follows:

Name and Position with Series	Aggregate Compensation from Series(1)	Pension or Retirement Benefits Accrued as Part of Series Expenses	Total Compensation from Series and Seligman Group of Funds Paid to Director(1)(2)
Maureen Fonseca (3) Director	$779	N/A	$43,565

John R. Galvin Director	1,533	N/A	105,000

John F. Maher (4) Director	1,555	N/A	105,000

Frank A. McPherson Director	1,660	N/A	106,500

Betsy S. Michel Director	1,667	N/A	112,500

Leroy C. Richie Director	1,663	N/A	112,500

Name and Position with Series	Aggregate Compensation from Series(1)	Pension or Retirement Benefits Accrued as Part of Series Expenses	Total Compensation from Series and Seligman Group of Funds Paid to Director(1)(2)
Robert L. Shafer Director	$1,667	N/A	$112,500

James N. Whitson Director	1,533	N/A	106,500

(1)	For the Series’ year ended December 31, 2007.
(2)	As of December 31, 2007, the Seligman Group of Funds consisted of twenty-three registered investment companies, including the Series.
(3)	Dr. Fonseca became a member of the Board of Directors on July 19, 2007.
(4)	Mr. Maher is deferring his fees.

The Series has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings (when incurred) is included in directors’ fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in each Fund’s financial statements.

The Funds may, but are not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge their respective obligations in connection with the deferred compensation plan.

Mr. Maher is currently deferring compensation pursuant to the deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Series in the amount of $1,545, as of December 31, 2007

Class A shares of the Funds may be issued without a sales charge to present and former directors (and their respective family members) of the Series. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All transactions by Employees in non-exempt securities must be pre-cleared by Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Subadvisers

LaSalle Investment Management (Securities), L.P. (“LaSalle Securities US”) and LaSalle Investment Management Securities B.V. (“LaSalle Securities B.V.” and together with LaSalle Securities US, the “subadvisers”) have each separately adopted detailed policies and procedures in a written Code of Ethics pertaining to securities trading by the subadvisers’ employees. Each Code of Ethics provides for the appointment of a senior compliance officer and a securities trading committee (“Committee”) that is responsible for interpreting the procedures and for determining whether a violation has occurred. In the event it determines that a violation has occurred, the applicable Committee shall take such action as it deems appropriate.

Each Code of Ethics prohibits an employee from (1) personally acquiring a beneficial ownership in any security issued by an issuer whose primary business is investments in real estate (restricted securities); or (2) causing or attempting to cause, or participating in the decision to cause, client accounts to acquire or dispose of any security of a company with respect to which such employee has obtained material, inside information. Certain exceptions are made to (1) above, including ownership of closed-end and open-end investment companies investing in real estate securities and ownership of securities issued by Jones Lang LaSalle Inc., the ultimate parent of the subadvisers. Each Code of Ethics prohibits certain senior employees (“Access Persons”) from (a) serving as a director of a company that issues restricted securities; or (b) purchasing, or causing a member of his or her immediate family to purchase, new securities issues during their initial public offering or in certain limited offerings. The prohibition in (b) may be waived by the applicable senior compliance officer in response to a written request, provided that applicable regulatory requirements are met.

Access Persons of the subadvisers are required to supply their respective senior compliance officer with an annual holdings report and a quarterly transaction report (and/or duplicate confirmations for all securities transactions in the Access Person’s account, where possible). All reports must contain the title, number of shares and principal amount of each security. These will be reviewed by the senior compliance officer in order to monitor compliance with the procedures specified in the applicable Code of Ethics. Each respective senior compliance officer is required its Code of Ethics to maintain a list of Access Persons and to periodically remind the Access Persons that they are subject to the terms of these procedures. Supervised persons of the subadvisers are required to file a statement with the senior compliance officer indicating that he or she has read and understands these procedures and agrees to be bound by them.

The subadvisers’ employees (i) must pre-clear any purchase or sale of shares of any mutual fund for which a subadviser provided advisory services (“Advised Mutual Fund Shares”) with their respective senior compliance officer, or his designee, and (ii) may not purchase and sell, or sell and purchase, shares in any Advised Mutual Fund Shares within 60 calendar days; provided, however, that a senior compliance officer may make exceptions to this prohibition on a case-by-case basis in situations where no abuse is involved, and the equities strongly support an exception.

A copy of the Code of Ethics of each of Seligman and the subadvisers is on public file with, and is available upon request from, the SEC. You can access them through the SEC’s Internet site, www.sec.gov.

Proxy Voting Policies

Introduction. On behalf of each Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman’s criteria of what is in the best interests of that Fund’s shareholders.

The financial interest of the shareholders of a Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of a Fund’s shareholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Funds will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of a Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

5. Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8. Seligman will vote for proposals to effect stock splits.

9. Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of March 31, 2008, there was no person or persons who controlled the Global Fund or the Monthly Dividend Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of March 31, 2008, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Monthly Dividend Fund as follows:

Name and Address	Fund/ Class	Percentage of Total Shares Held
Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Monthly Dividend Fund/A	5.68%
State Street Bank & Trust Co. Seligman Time Horizon Harvester Fund 801 Pennsylvania Kansas City, MO 64105	Monthly Dividend Fund/A	11.04%
MCB Trust Services 700 17th Street Suite 300 Denver, CO 80202	Monthly Dividend Fund/A	17.63%

Name and Address	Fund/ Class	Percentage of Total Shares Held
Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Monthly Dividend Fund/B	22.35%
Citigroup Global House Account 333 West 34th Street, 7th Floor New York, NY 10001	Monthly Dividend Fund/B	5.70%
Citigroup Global House Account 333 West 34th Street, 7th Floor New York, NY 10001	Monthly Dividend Fund/C	27.13%
Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Monthly Dividend Fund/D	82.65%
State Street Bank & Trust, FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	Monthly Dividend Fund/I	30.58%
State Street Bank & Trust, FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	Monthly Dividend Fund/I	24.80%
State Street Bank & Trust, FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	Monthly Dividend Fund/I	23.12%
State Street Bank & Trust, FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	Monthly Dividend Fund/I	5.71%
Patterson & Co. FBO The J. & W. Seligman & Co. Incorporated Matched Accumulation Plan 1525 West Harris Blvd Charlotte, NC 28288-1151	Monthly Dividend Fund/I	8.91%
Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Monthly Dividend Fund/R	94.85%

As of March 31, 2008, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Global Fund as follows:

Name and Address	Fund/ Class	Percentage of Total Shares Held
Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Global Fund/A	16.60%
State Street Bank & Trust Co. Seligman Time Horizon 10 Fund 801 Pennsylvania Kansas City, MO 64105	Global Fund/A	16.22%
State Street Bank & Trust Co. Seligman Time Horizon 20 Fund 801 Pennsylvania Kansas City, MO 64105	Global Fund/A	14.80%

Name and Address	Fund/ Class	Percentage of Total Shares Held
Charles Schwab & Co. Inc. FBO Customers, Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	Global Fund/C	5.62%
Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Global Fund/D	83.40%
Patterson & Co. FBO The J. & W. Seligman & Co. Incorporated Matched Accumulation Plan 1525 West Harris Blvd Charlotte, NC 28288-1151	Global Fund/I	90.63%
Patterson & Co. FBO The J. & W. Seligman & Co. Incorporated Matched Accumulation Plan 1525 West Harris Blvd Charlotte, NC 28288-1151	Global Fund/I	6.98%
Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Global Fund/R	67.73%
Seligman Advisors Inc. 100 Park Avenue New York, NY 10017	Global Fund/R	29.87%

Management Ownership

As of March 31, 2008, Directors and officers of the Series as a group owned less than 1% of the Class A shares and Class I shares of the Global Fund and Monthly Dividend Fund. As of the same period, Directors and officers of the Series did not own any Class B, Class C, Class D or Class R shares of either Fund.

Investment Advisory and Other Services

Investment Manager and Subadvisers

Subject to the control of the Series’ Board of Directors, Seligman is responsible for each Funds’ investments (with the assistance of LaSalle Securities US and, with respect to the Global Fund, LaSalle Securities B.V.) and administers the Funds’ business and other affairs. Seligman also serves as investment adviser to twenty-one other US registered investment companies which, together with the Series, make up the “Seligman Group.” Other than the Management Agreements, Subadvisory Agreements and Delegation Agreement (each of which is described below), there are no other management-related service contracts under which services are provided to the Series. No person(s), other than the directors, officers, employees of Seligman or the Series regularly advise the Series or Seligman with respect to its investments (other than as discussed below).

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Series listed above are officers or employees of Seligman. Their affiliations with the Series and with Seligman are provided under their principal business occupations.

In consideration of the services provided by Seligman, the Global Fund and the Monthly Dividend Fund will pay Seligman a management fee equal to the annual rate of 0.98% and 0.90%, respectively, of the particular Fund’s average daily net assets. Seligman has contractually undertaken to waive its management fee and/or reimburse the Global Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.41% per annum of the average daily net assets of the Fund’s Class A, Class C, Class D and Class R shares and 0.14% of the average daily net assets of the Fund’s Class I shares. Seligman has contractually agreed to waive its management fee and/or reimburse the Monthly Dividend Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.45% per annum of the Fund’s average daily net assets. These undertakings in respect of each of the Global Fund and Monthly Dividend Fund will remain in effect at least until April 30, 2009. The following table indicates the management fees paid by each Fund as well as the percentage of each Fund’s average daily net assets for the years ended December 31, 2007, 2006 and 2005, as applicable (the Global Fund commenced operations on December 29, 2006).

Fund	Year/Period Ended	Management Fee Paid ($)	% of Average Daily Net Assets
Global Fund	12/31/2007	$297,971	0.98%
	12/31/2006	74	0.98
Monthly Dividend Fund	12/31/2007	$827,966	0.90%
	12/31/2006	811,800	0.90
	12/31/2005	782,396	0.90

For the years ended December 31, 2007, 2006 and 2005, Seligman waived/ reimbursed the following amounts:

Fund	Year/Period Ended	Waiver/ Reimbursement
Global Fund	12/31/2007	$277,681
	12/31/2006	6,750
Monthly Dividend Fund	12/31/2007	$162,396
	12/31/2006	63,132
	12/31/2005	146,994

With respect to the Global Fund, Seligman pays LaSalle Securities US a fee equal to 50% of the amount of the investment management fee earned during each month. The fees of the subadvisers in respect of the Global Fund will be paid by Seligman out of its management fee or otherwise from its own resources. LaSalle Securities US has waived a portion of its fee in respect of the Global Fund.

With respect to the Monthly Dividend Fund, Seligman pays LaSalle Securities US a fee equal to 50% of the amount of the investment management fee earned during each month. The fees of LaSalle Securities US will be paid by Seligman out of its management fee or otherwise from its own resources. LaSalle Securities US has waived a portion of its fee in respect of the Monthly Dividend Fund.

The Management Agreement between the Series and Seligman on behalf of the Monthly Dividend Fund was initially approved by the Board of Directors at a Meeting held on July 2, 2003 and by the sole shareholder on July 2, 2003. The Management Agreement between the Series and Seligman was approved by the Board of Directors in respect of the Global Fund at a Meeting held on November 16, 2006 and by the sole shareholder on December 27, 2006. The Management Agreement in respect of the Monthly Dividend Fund will continue in effect until December 31 of each year (December 29 of each year after expiration of the initial 2-year term of the Management Agreement in respect of the Global Fund), if (1) such continuance is approved in the manner required by the Investment Company Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to a Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Series at least 60 days prior to December 31 of any year for the Monthly Dividend and December 29 of any year for the Global Fund that it does not desire such continuance. A Management Agreement may be terminated by the Series, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

The Global Fund is subadvised by LaSalle Securities US and LaSalle Securities B.V. LaSalle Securities US is responsible for the overall management of the Global Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. LaSalle Securities US is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management. LaSalle Securities BV makes investments consistent with the Global Fund’s investment objective and strategies with respect to securities of Global Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities BV also assists LaSalle Securities US on the Global Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities US.

The Monthly Dividend Fund is subadvised by LaSalle Securities US. With respect to the Monthly Dividend Fund, LaSalle Securities US manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with that Fund’s investment objectives and strategies.

LaSalle Securities US is located at 100 East Pratt Street, Baltimore, Maryland 21202 and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands.

LaSalle Securities US is a limited partnership organized under the laws of the State of Maryland in 1994. LaSalle Securities B.V., an SEC registered investment adviser, is organized under the laws of The Netherlands. LaSalle Securities US and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. (“LaSalle”), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $50.4 billion in public and private assets under management as of January 31, 2008, of which $3.5 billion was managed by LaSalle Securities US, $240 million was managed by LaSalle Securities B.V., and $6.1 billion was managed together by LaSalle Securities US and LaSalle Securities B.V. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated (“Jones Lang LaSalle”), a US publicly traded company.

LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, uses and investors worldwide. LaSalle is supported by Jones Lang LaSalle’s extensive research and property management organization with employees in more than 170 markets in 50 countries on five continents.

The subadvisory agreement in respect of the Monthly Dividend Fund (the “MDF Sub-Agreement”) between Seligman and LaSalle Securities US was initially approved by the Board of Directors at a meeting held on July 2, 2003 and by the sole shareholder on July 2, 2003. The subadvisory agreement in respect of the Global Fund (the “GF Sub-Agreement”) between Seligman and LaSalle Securities US (which provides for the retention of LaSalle Securities B.V.) was initially approved by the Board of Directors at a meeting held on November 16, 2006 and by the sole shareholder on December 27, 2006. The MDF Sub-Agreement will continue in effect until December 31 of each year, and the GF Sub-Agreement will continue in effect until December 29 of each year (after expiration of the initial 2-year term), if each such continuance is approved in the manner required by the 1940 Act (i.e., by the vote of a majority of the Board of Directors or of the outstanding voting securities of the particular Fund and by a vote of a majority of the Directors who are not parties to the GF Sub-Agreement or the MDF Sub-Agreement (as the case may be) or interested persons of any such party). The MDF Sub-Agreement and the GF Sub-Agreement (collectively, the “Subadvisory Agreements”) may be terminated at any time, without payment of penalty, by the applicable Fund on 60 days’ written notice to LaSalle Securities US by vote of the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund. Each Subadvisory Agreement also may be terminated by LaSalle Securities US or Seligman as of the end of any calendar year upon not less than 60 days’ written notice to the other and to the applicable Fund. The Subadvisory Agreements will automatically terminate in the event of their assignment (within the meaning of the 1940 Act) or upon the termination of the applicable Management Agreement.

Pursuant to the terms of the Subadvisory Agreements, LaSalle Securities US will (i) participate in the development of the Funds’ overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to each Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades, provided that, until LaSalle Securities US is notified otherwise by Seligman, Seligman shall determine (in consultation with LaSalle Securities US) the amount of assets that shall be Uninvested Assets (as defined below) of each Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. “Uninvested Assets” means any assets of a Fund that are in cash, cash equivalents or money market instruments.

Under a Delegation Agreement between LaSalle Securities US and LaSalle Securities B.V. in respect of the Global Fund, LaSalle Securities B.V. shall (i) assist in the development of the Global Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Global Fund with respect to existing and potential investments in securities of Global Real Estate Companies, focusing on those companies in the United Kingdom and continental Europe, including conducting company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades. In providing these services, LaSalle Securities B.V. will conduct, in coordination with LaSalle Securities US, a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Global Fund’s assets. LaSalle Securities B.V. shall also provide such reports and other information to Seligman or the Board as such persons may reasonably request.

The Subadvisory Agreements provide that LaSalle Securities US will not be liable to the Funds and that LaSalle Securities B.V. will not be liable to the Global Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the relevant Subadvisory Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the applicable Subadvisory Agreement.

Each Fund pays all of its expenses other than those assumed by Seligman, LaSalle Securities US or LaSalle Securities B.V. (in respect of the Global Fund), including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying each Fund and its shares under Federal and State securities laws and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Series not employed by or serving as a director of Seligman, LaSalle Securities US or LaSalle Securities B.V. or their respective affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses. Certain expenses are allocated to each Fund in a manner determined by the Board of Directors to be fair and equitable.

Principal Underwriter

Seligman Advisors, Inc. (an affiliate of Seligman), located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series and of each of the other mutual funds in the Seligman Group of Funds. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Series. Those individuals identified above under “Management Information” as directors or officers of both the Series and Seligman Advisors are affiliated persons of both entities.

Other Services Provided by the Investment Manager

Under each Fund’s Management Agreement, subject to the control of the Series’ Board of Directors, Seligman also provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Series’ shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, LaSalle Securities US and LaSalle Securities B.V. (with respect to the Global Fund only) regularly advise the Series or Seligman with respect to the Funds’ investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge As a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50	4.71	4.00
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Prior to January 1, 2006, Seligman Services received commissions from certain sales of Fund shares. Accordingly, with respect to the Monthly Dividend Fund for the year ended December 31, 2005, Seligman Services received commissions in the amount of $1,407. With respect to the Global Fund, which commenced operations on December 29, 2006, Seligman Services did not receive commissions.

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of that Fund’s Class A, Class B, Class C, Class D. and Class R shares (Effective at the close of business on May 16, 2008, the Funds’ Class D shares will be combined with Class C shares, and Class D shares will no longer be available. After Class D shares are combined with Class C shares, former Class D shareholders will be subject to the Funds’ Rule 12b-1 Plan in respect of Class C shares, which is identical in its terms to Class D shares. There is no administration, shareholder services and distribution fee in respect of either Funds’ Class I shares). Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in each Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to each Funds’ shareholders; and (3) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Series. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of that Fund, as well as to discourage redemptions.

Fees paid by a Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Directors. The Funds may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board of Directors of the Series.

Class A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund’s Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs they incur in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from such Fund in any other fiscal year. If a Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class A shares. The total amounts paid by the Global Fund and the Monthly Dividend Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 2007 were $53,214 and $93,864, respectively, equivalent to 0.25% per annum of each Fund’s Class A shares’ average daily net assets.

Class B

Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay the entire 12b-1 fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from such Fund in any other fiscal year; however, in any fiscal year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Monthly Dividend Fund to Seligman Advisors in respect of Class B shares for the year ended December 31, 2007 was $109,615, equivalent to 1.00% per annum of the Fund’s Class B shares’ average daily net assets. The Global Fund has not offered and does not currently offer Class B shares.

Class C

Under its 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service

Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amounts paid by the Global Fund and the Monthly Dividend Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2007 were $33,351 and $231,559, respectively, equivalent to 1.00% per annum of each Fund’s Class C shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2007, Seligman Advisors incurred $145,493 and $637,189 of expenses in respect of Class C shares of the Global Fund and the Monthly Dividend Fund, respectively, that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. These amounts are equal to 5.53% and 5.24%, respectively, of each Fund’s Class C shares’ net assets at December 31, 2007.

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class C shares.

Class D (NOT AVAILABLE AFTER MAY 16, 2008)

Effective at the close of business (4:00 p.m. EST) on May 16, 2008, the Funds’ Class D shares will be combined with Class C shares, and Class D shares will no longer be available. After Class D shares are combined with Class C shares, all former Class D shareholders will be subject to the Funds’ Rule 12b-1 plan in respect of Class C shares (as described immediately above), which is identical in its terms to Class D shares. Accordingly, the description of the Fund’s 12b-1 Plan in respect of Class D shares will not be relevant after May 16, 2008.

Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amounts paid by the Global Fund and the Monthly Dividend Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2007 were $52,279 and $97,697, respectively, equivalent to 1.00% per annum of each Fund’s Class D shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2007, Seligman Advisors incurred $110,531 and $125,370 of expenses in respect of Class D shares of the Global Fund and the Monthly Dividend Fund, respectively, that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. These amounts are equal to 2.14% and 2.12%, respectively, of each Fund’s Class D shares’ net assets as of December 31, 2007.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class D shares.

Class R

Under its 12b-1 Plan, each Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1—Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2—Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of a Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amounts paid by the Global Fund and the Monthly Dividend Fund to Seligman Advisors in respect of Class R shares for the year ended December 31, 2007 were $55 and $12,807, respectively, equivalent to 0.50% per annum of each Fund’s Class R shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of a Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2007, Seligman Advisors incurred $1,847 and $60,626 of expenses in respect of Class R shares of the Global Fund and the Monthly Dividend Fund, respectively, that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. These amounts are equal to 9.39% and 1.85%, respectively, of each Fund’s Class R shares’ net assets as of December 31, 2007.

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class R shares.

Payments made by the Global Fund and the Monthly Dividend Fund under their 12b-1 Plans for the fiscal year ended December 31, 2007 were spent on the following activities in the following amounts:

	Compensation to Underwriters	Compensation to Broker/Dealers	Other Compensation*
Global Fund/Class A	$0	$53,214	$-0-
Global Fund/Class C	30,358	2,993	-0-
Global Fund/Class D	49,827	2,452	-0-
Global Fund/Class R	18	37	-0-

	Compensation to Underwriters	Compensation to Broker/Dealers	Other Compensation*
Monthly Dividend Fund/Class A	$-0-	$93,864	$-0-
Monthly Dividend Fund/Class B	342	27,357	81,916
Monthly Dividend Fund/Class C	23,761	207,798	-0-
Monthly Dividend Fund/Class D	4,538	93,159	-0-
Monthly Dividend Fund/Class R	200	12,607	-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The Monthly Dividend Fund’s 12b-1 Plan was initially approved on July 2, 2003 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Directors”) and was approved by the sole shareholder of the Fund on July 2, 2003. The Global Fund’s 12b-1 Plan was initially approved on November 16, 2006 by the Board of Directors, including a majority of the Directors who are not “interested persons” of the Series and who are Qualified Directors, and was approved by the sole shareholder of the Fund on December 27, 2006. The 12b-1 Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Series and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. A 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under a 12b-1 Plan is proposed to be increased materially, the Funds will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Series be made by such disinterested Directors. The 12b-1 Plans will be reviewed annually by the Directors.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the year ended December 31, 2007, Seligman Services received service fees pursuant to the Global Fund and Monthly Dividend Fund’s 12b-1 Plan of $3,572 and $2,390, respectively.

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Series are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

The following tables set forth certain additional information from that provided in the Prospectuses with respect to the members of the investment team of LaSalle Securities US, the subadviser to the Monthly Dividend Fund and the Global Fund, and a portfolio manager of LaSalle Securities B.V., an additional subadviser to the Global Fund. For purposes of this discussion and the discussion of “Compensation/Material Conflicts of Interest”, below, each is referred to as an “Investment Team Member”, or collectively, the “Investment Team”). Unless noted otherwise, all information is provided as of December 31, 2007. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Other Accounts Managed by the Investment Team. Set forth below, by Fund, for each Investment Team Member is (i) a Table A which identifies, for each Investment Team Member, the number of accounts managed (other than the Fund managed by the particular Investment Team Member) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts and; (ii) a separate Table B, as applicable, which identifies, for each of the Investment Team Members, only those accounts that have an advisory fee based on the performance of the account.

Global Fund

Table A – Asset-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ernst Jan de Leeuw LaSalle Securities B.V.	1 Other Registered Investment Company with approximately $167 million in net assets under management.	18 Pooled Investment Vehicles with approximately $3.2 billion in net assets under management	27 Other Accounts with approximately $2.7 billion in total assets under management.

Stanley J. Kraska LaSalle Securities US	2 Other Registered Investment Companies with approximately $225 million in net assets under management.	16 Pooled Investment Vehicles with approximately $3.1 billion in net assets under management	46 Other Accounts with approximately $5.8 billion in total assets under management.

George J. Noon, CFA LaSalle Securities US	2 Other Registered Investment Companies with approximately $225 million in net assets under management.	16 Pooled Investment Vehicles with approximately $3.1 billion in net assets under management	45 Other Accounts with approximately $5.8 billion in total assets under management.

Keith R. Pauley, CFA LaSalle Securities US	2 Other Registered Investment Companies with approximately $225 million in net assets under management.	16 Pooled Investment Vehicles with approximately $3.1 billion in net assets under management	45 Other Accounts with approximately $5.8 billion in total assets under management.

Global Fund

Table B – Performance-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ernst Jan de Leeuw LaSalle Securities B.V.	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	2 Other Account with approximately $257 million in total assets under management.

Stanley J. Kraska LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.

George J. Noon, CFA LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.

Keith R. Pauley, CFA LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.

Monthly Dividend Fund

Table A – Asset-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stanley J. Kraska LaSalle Securities US	2 Other Registered Investment Companies with approximately $200 million in net assets under management.	16 Pooled Investment Vehicles with approximately $3.1 billion in net assets under management	46 Other Accounts with approximately $5.8 billion in total assets under management.

George J. Noon, CFA LaSalle Securities US	2 Other Registered Investment Companies with approximately $200 million in net assets under management.	16 Pooled Investment Vehicles with approximately $3.1 billion in net assets under management	45 Other Accounts with approximately $5.8 billion in total assets under management.

Keith R. Pauley, CFA LaSalle Securities US	2 Other Registered Investment Companies with approximately $200 million in net assets under management.	16 Pooled Investment Vehicles with approximately $3.1 billion in net assets under management	45 Other Accounts with approximately $5.8 billion in total assets under management.

Monthly Dividend Fund

Table B – Performance-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stanley J. Kraska LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.

George J. Noon, CFA LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.

Keith R. Pauley, CFA LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $503 million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Investment Team Member compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the Investment Team’s management of the Funds’ investments and investments in other accounts.

Compensation:

Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment

Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT Equity REIT Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program—credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan at a discount to market value through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units or options, based on the strength of their individual contributions.

Conflicts of Interest:

Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team’s management of a Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Securities Ownership. As of December 31, 2007, none of the Investment Team Members owned shares of the Funds.

Portfolio Transactions and Other Practices

Portfolio Transactions

LaSalle Securities US and LaSalle Securities B.V. (as the case may be) will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Funds. Consistent with this policy, the subadvisers may give consideration to the research, statistical and other services furnished by brokers to the subadvisers for their use in connection with their services to the Funds, as well as to other clients. When two or more investment advisory clients of a subadviser desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by that subadviser in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, each Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

The Global Fund commenced operations on December 29, 2006 and no brokerage commissions were paid for the period from December 29, 2006 through December 31, 2006. For the year ended December 31, 2007, the Global Fund paid total brokerage commissions to others for execution, research and statistical services in the amount of $63,034. For the years ended December 31, 2007, 2006 and 2005, the Monthly Dividend Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $227,752, $128,509 and $130,717, respectively.

Commissions

Each Fund will incur commissions in connection with the purchase and sale of portfolio securities. For the fiscal year ended December 31, 2007, the Global Fund and the Monthly Dividend Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, Seligman Advisors, LaSalle Securities US or LaSalle Securities B.V.

Brokerage Selection

The subadvisers select broker-dealers with the goal of obtaining “best execution”. The subadvisers will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and the subadvisers in connection with their services to clients other than a Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, the subadvisers offers their retail products (via their relationship with Seligman) primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for a Fund will have a relationship with Seligman or LaSalle Securities US and LaSalle Securities B.V. (as the case may be) or its affiliates to distribute shares of the investment companies or other investment products offered by the subadvisers or Seligman.

In connection with any agency trades, the subadvisers determine the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Each subadviser monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for a Fund in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the fiscal year ended December 31, 2007, neither the Global Fund nor the Monthly Dividend Fund acquired securities of its respective regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

Shares of capital stock of each Fund have a par value of $.001 and are divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock (Class D shares will be combined with Class C shares at the close of business on May 16, 2008. Accordingly, for the Global Fund there will exist only four classes of shares and for the Monthly Dividend Fund there will exist only five classes of shares). Each share of a Fund’s Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. Each Fund has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plans and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of each Fund of the Series may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, Seligman and LaSalle Securities US and LaSalle Securities B.V. and their respective affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund in the Series and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund, Inc.), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund, Inc. (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund, Inc. which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows an investor to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares, with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person.” A single person includes: an individual; members of a family unit comprising, husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund’s Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or a Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Funds may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in a Fund, but, in the event of plan termination, will be subject to a CDSC of 1 % on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Fund’s shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Series’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in a Fund’s shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of a Fund’s shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors or to a “fund of funds” in the Seligman Group;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent, are subject to a CDSC of 1% on redemptions of such shares within 18 months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within 18 months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an 18-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class D (NOT AVAILABLE AFTER MAY 16, 2008)

Effective at the close of business (4:00 p.m. EST) on May 16, 2008, the Funds’ Class D shares will be combined with Class C shares, and Class D shares will no longer be available. Purchase orders for Class D shares to be effective on or after May 9, 2008 through May 16, 2008 may, in the Funds’ discretion, be rejected due to operational reasons relating to the combination; if you are considering purchasing Class D shares during such period, you should consider Class C shares instead (consult your financial advisor as necessary).

Any orders for exchange or redemption of the Funds’ Class D shares to be effective through May 16, 2008 will continue to be accepted in accordance with the Prospectus. All orders (i.e., purchases, exchanges and redemptions) for Class D shares to be effective after the close of business on May 16, 2008 cannot be processed because no Class D shares will be outstanding or offered. Class D shares are identical in their terms to the Class C shares.

When offered, Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of a Fund who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Series;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Funds are described in the Series’ Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if such Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, a Fund may accept securities in payment for that Fund’s shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for a Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. Any securities accepted by a Fund in payment for that Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell shares of a Fund, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of a Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C, Class D and Class R shares of a Fund will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which, in turn, will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Generally, each Fund’s portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or securities market or for which there is no last sales price are valued at the mean of the most recent bid and asked price (except in the case of open short positions where the asked price is available), or by Seligman based on quotations provided by primary market makers in such securities.

In addition, trading in most foreign securities markets, as well as US government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of the securities used in computing the net asset value of the shares of each Fund are generally determined as of such times. However, since the closing prices for securities traded on markets and exchanges outside the US may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Series has authorized, with respect to Global Fund, the use of a third party pricing service on a regular basis to recommend adjustments to the local closing prices of certain foreign securities in order to determine the fair value of such securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, for both Funds, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. In addition, fair value pricing may also be utilized, in accordance with procedures approved by the Board of Directors in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors. Any other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with 60 days or less remaining to maturity are generally valued at current market quotations or amortized cost if Seligman believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued as described above for short-term obligations maturing in 60 days or less. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by a Fund will be subtracted from its net asset value.

For purposes of determining the net asset value per share of a Fund, all in accordance with procedures approved by the Board of Directors, assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between each Fund and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 5.75% and Class B, Class C, Class D, Class I and Class R shares are sold at NAV(1) (Class D shares will be combined with Class C shares at the close of business on May 16, 2008). Using each Fund Class’s NAV at December 31, 2007, the maximum offering price of each Fund’s shares is as follows:

	Global Fund	Monthly Dividend Fund
Class A
Net asset value and offering price per share	$5.75	$5.90
Maximum initial sales charge (5.75% of offering price)	0.35	0.36

Offering price to public	$6.10	$6.26

Class B
Net asset value and offering price per share(1)	n/a	$5.89

Class C
Net asset value and offering price per share(1)	$5.76	$5.89

Class D(2)
Net asset value and offering price per share(1)	$5.76	$5.89

Class I
Net asset value and offering price per share	$5.75	$5.91

Class R
Net asset value and offering price per share(1)	$5.76	$5.87

(1)

Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class C shares and Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

(2)	Class D shares are not available after the close of business May 16, 2008.

Redemption in Kind

The procedures for selling a Fund’s shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities of a Fund is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by a Fund of its shares impracticable or when it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of Fund shareholders. Under these circumstances, redemption proceeds may be made in securities (i.e., a redemption in kind). If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series’ responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Fund. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares.

The Fund has no arrangements with any person to permit frequent trading of a Fund’s shares.

Taxation of the Series

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year. Each Fund anticipates distributing substantially all of this income for each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Funds and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be “passed through” to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Dividends from net investment income (other than qualified dividend income) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“2003 Tax Act”), as extended by the Tax Increase Prevention and Reconciliation Act of 2005 (“TIPRA”) (for taxable years beginning before January 1, 2011), qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). REIT distributions received by a Fund generally will not constitute qualified dividend income. Dividends from domestic corporations may comprise some portion of a Fund’s gross income. The amount of dividend income that may be designated as “qualified dividend income” by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund shares. To the extent designated as derived from the Funds’ dividend income that would be eligible for the dividends received deduction if the Fund was not a regulated investment company, distributions are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Non-corporate shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from a Fund’s capital gains from property held for more than one year and recognized in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

At December 31, 2007, the Global Fund had a net capital loss carryforward for federal income tax purposes of $585,168, expiring in 2015, which is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Global Fund will be able to utilize all of its capital loss carry forward before it expires.

To the extent that a Fund distributes an amount in excess of that Fund’s earnings, this amount will be treated as a non-taxable return of capital that reduces a shareholder’s tax basis in his or her shares; any distribution in excess of a shareholder’s tax basis is treated as gain from a sale of shares.

Furthermore, dividends and capital gains distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Long-term capital gain of a non-corporate US shareholder that is recognized in the taxable year beginning before January 11, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution have been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. Each Fund also may be subject to foreign taxes on capital gains realized from the sale of securities in certain countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund’s gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder’s US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund’s gains from the sale of securities will generally be treated as derived from US sources, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” such as the portion of dividends received from a Fund, which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Internal Revenue Code to “pass through” to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by such Fund will be “passed through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund’s gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such “pass through” of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as “passive foreign investment companies” (PFICs under the Internal Revenue Code), the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any “excess distribution” from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, a Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. To the extent treated as ordinary gains or losses, these gains or losses increase or decrease the amount of a Fund’s net investment income available to be distributed to its shareholders as ordinary income.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, the Funds may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the applicable Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholders generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from the Funds is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Funds will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations, and a foreign corporate investor will also be subject to a branch profits tax. In the case of foreign non-corporate shareholders, the Funds may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Funds by an individual foreign shareholder will not be subject to US federal gift tax, but the value of shares of the Funds held by such a shareholder at his death will generally be includible in his gross estate for US federal estate tax purposes, subject to any applicable estate tax treaty.

There is a special look-through rule for foreign shareholders that have held 5% or more of a Fund’s shares in the year before a distribution is received if a Fund is a US Real Property Holding Company (“USRPHC”) for these purposes (i.e., generally if 50% or more of a Fund’s assets are attributable to US real property interests (“USRPI”s), including investments in USRPHCs). Until 2008, such shareholders would be subject to regular US net income tax, in addition to potential withholding, and required to file a return upon the distribution by a Fund of an amount attributable to the disposition of a USRPI and generally would not be able to avoid such consequences by selling their shares within the 30 day period preceding a distribution and re-acquiring shares of a Fund within a 61 day period beginning on the first day of the 30 day period. Beginning in 2008, the special look-through rule applies only to distributions from a Fund that are attributable to a distribution to such Fund from a REIT.

In addition, there is a special gain recognition rule for shareholders that have held 5% or more of a Fund’s shares within a 5 year period if a Fund is a USRPHC. Unless the Fund is a domestically controlled entity (i.e., if less than 50% in the value of the shares of the Fund at all times during the relevant period, which is generally the past 5 years, was held by foreign persons), gain on the disposition of a Fund’s shares will be subject to regular US net income tax, in addition to potential withholding, and foreign shareholders will be required to file a return. Beginning in 2008, this gain recognition and return filing rule would apply regardless of whether the Fund is domestically controlled.

The foregoing rules would apply to less than 5% foreign shareholders if the Fund’s shares are not treated as traded on an “established securities market”.

Shareholders are urged to consult their tax advisors concerning the effect of federal income and state and local taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distribution Agreement, dated July 2, 2003, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Series. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Series’ capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the Global Fund for the year ended December 31, 2007 amounted to $439,574, of which $50,672 was retained by Seligman Advisors. The Fund commenced operations on December 29, 2006 and no sales charges were paid by shareholders of Class A shares or Class C shares of the Fund for the period December 29, 2006 through December 31, 2006. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the Monthly Dividend Fund for the fiscal years ended December 31, 2007, 2006 and 2005 amounted to $95,027, $143,373 and $128,000, respectively, of which $10,193, $15,999 and $13,634, respectively, was retained by Seligman Advisors.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Global Fund and the Monthly Dividend Fund, received the following commissions and other compensation from the Funds during the fiscal year ended December 31, 2007:

	Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C, Class D and Class R Shares Retained) (2)	Brokerage Commissions	Other Compensation (3)
Global Fund	$50,672	$17,095	$-0-	$80,203
Monthly Dividend Fund	10,193	8,060	-0-	28,841

(1)	Effective June 4, 2007, there is no initial sales charges on purchases of Class C shares. Accordingly, any net underwriting discounts and commissions in respect of Class C shares retained by Seligman Advisors would relate to purchases prior to June 4, 2007.
(2)	Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Monthly Dividend Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plan.”
(3)	During the fiscal year ended December 31, 2007, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D and Class R shares pursuant to each Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds”) and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers and investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers and investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in a Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in that Fund.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors’ promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the applicable Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Yield and Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented each Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Effective at the close of business on May 16, 2008, the Funds will no longer offer Class D shares. For additional information, see the section of the Prospectus “Deciding Which Class of Shares to Buy — Class C or Class D.”

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in a Fund over a stated period. The cumulative total return for each Class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A; determining total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares.

Historical Investment Results

During the periods for which performance is presented, Seligman waived its fee and/or reimbursed certain expenses of each of the Global Fund and the Monthly Dividend Fund. Without such waivers/reimbursements, returns would have been lower.

Class A

The average annual total returns for Class A shares of the Global Fund for the one-year period ended December 31, 2007 and for the period December 29, 2006 (commencement of offering of Class A shares) through December 31, 2007 were (22.02)% and (21.91)%, respectively. The average annual total returns for Class A shares of the Monthly Dividend Fund for the one-year period ended December 31, 2007 and for the period July 16, 2003 (commencement of offering of Class A shares) through December 31, 2007 were (28.18)% and 8.28%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of a Fund, subtracting the maximum initial sales charge of 5.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Global Fund’s Class A shares for the period from December 29, 2006 (commencement of offering of Class A shares) through December 31, 2007 was (22.02)%. Thus, a $1,000 investment in Class A shares made on December 29, 2006 had a value of $780 on December 31, 2007.

The cumulative total return for the Monthly Dividend Fund’s Class A shares for the period from July 16, 2003 (commencement of offering of Class A shares) through December 31, 2007 was 42.61%. Thus, a $1,000 investment in Class A shares made on July 16, 2003 had a value of $1,426 on December 31, 2007.

Class B

Class B shares of the Global Fund have been authorized by the Series’ Board of Directors but are not currently being offered and, as such, there are is no performance information with respect to the Global Fund’s Class B Shares. The average annual total return for the Monthly Dividend Fund’s Class B shares for the one-year period ended December 31, 2007 and for the period from July 16, 2003 (commencement of offering of Class B shares) through December 31, 2007 were (27.44)% and 8.65%. These returns were computed assuming a hypothetical initial payment of $1,000 in Class B shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Monthly Dividend Fund’s Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Monthly Dividend Fund’s Class B shares for the period from July 16, 2003 (commencement of offering of Class B shares) through December 31, 2007 was 44.84%. Thus, a $1,000 investment in Class B shares made on July 16, 2003 had a value of $1,448 on December 31, 2007.

Class C

The average annual total returns for Class C shares of the Global Fund for the one-year period ended December 31, 2007 and for the period December 29, 2006 (commencement of offering of Class C shares) through December 31, 2007 were (18.66)% and (17.77)%, respectively. The average annual total returns for Class C shares of the Monthly Dividend Fund for the one-year period ended December 31, 2007 and for the period July 16, 2003 (commencement of offering of Class C shares) through December 31, 2007 were (24.98)% and 8.93%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of a Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Global Fund’s Class C shares for the period from December 29, 2006 (commencement of offering of Class C shares) through December 31, 2007 was (18.66)%. Thus, a $1,000 investment in Class C shares made on December 29, 2006 had a value of $813 on December 31, 2007.

The cumulative total return for the Monthly Dividend Fund’s Class C shares for the period from July 16, 2003 (commencement of offering of Class C shares) through December 31, 2007 was 46.47%. Thus, a $1,000 investment in Class C shares made on July 16, 2003 had a value of $1,465 on December 31, 2007.

Class D (Class D shares are not available after May 16, 2008)

The average annual total returns for Class D shares of the Global Fund for the one-year period ended December 31, 2007 and for the period December 29, 2006 (commencement of offering of Class D shares) through December 31, 2007 were (18.66)% and (17.77)%, respectively. The average annual total returns for Class D shares of the Monthly Dividend Fund for the one-year period ended December 31, 2007 and for the period July 16, 2003 (commencement of offering of Class D shares) through December 31, 2007 were (25.03)% and 8.94%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of a Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Global Fund’s Class D shares for the period from December 29, 2006 (commencement of offering of Class D shares) through December 31, 2007 was (18.66)%. Thus, a $1,000 investment in Class D shares made on December 29, 2006 had a value of $813 on December 31, 2007.

The cumulative total return for the Monthly Dividend Fund’s Class D shares for the period from July 16, 2003 (commencement of offering of Class D shares) through December 31, 2007 was 46.51%. Thus, a $1,000 investment in Class D shares made on July 16, 2003 had a value of $1,465 on December 31, 2007.

Class I

The average annual total returns for Class I shares of the Global Fund for the one-year period ended December 31, 2007 and for the period December 29, 2006 (commencement of offering of Class I shares) through December 31, 2007 were (16.91)% and (16.83)%, respectively. The average annual total returns for Class I shares of the Monthly Dividend Fund for the one-year period ended December 31, 2007 and for the period November 24, 2003 (commencement of offering of Class I shares) through December 31, 2007 were (23.59)% and 8.54%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class I shares of a Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class I shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Global Fund’s Class I shares for the period from December 29, 2006 (commencement of offering of Class I shares) through December 31, 2007 was (16.91)%. Thus, a $1,000 investment in Class I shares made on December 29, 2006 had a value of $831 on December 31, 2007.

The cumulative total return for the Monthly Dividend Fund’s Class I shares for the period from November 24, 2003 (commencement of offering of Class I shares) through December 31, 2007 was 39.96%. Thus, a $1,000 investment in Class I shares made on November 24, 2003 had a value of $1,400 on December 31, 2007.

Class R

The average annual total returns for Class R shares of the Global Fund for the one-year period ended December 31, 2007 and for the period December 29, 2006 (commencement of offering of Class R shares) through December 31, 2007 were (18.10)% and (17.21)%, respectively. The average annual total returns for Class R shares of the Monthly Dividend Fund for the one-year period ended December 31, 2007 and for the period July 16, 2003 (commencement of offering of Class R shares) through December 31, 2007 were (24.97)% and 9.37%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class R shares of a Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class R shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total returns were then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Global Fund’s Class R shares for the period from December 29, 2006 (commencement of offering of Class R shares) through December 31, 2007 was (18.10)%. Thus, a $1,000 investment in Class R shares made on December 29, 2006 had a value of $819 on December 31, 2007.

The cumulative total return for the Monthly Dividend Fund’s Class R shares for the period from July 16, 2003 (commencement of offering of Class R shares) through December 31, 2007 was 49.13%. Thus, a $1,000 investment in Class R shares made on July 16, 2003 had a value of $1,491 on December 31, 2007.

Financial Statements

The Series’ Annual Report to Shareholders for the year ended December 31, 2007 contains portfolios of investments of the Funds as of December 31, 2007, as well as certain other financial information as of this date. Each of the

Fund’s financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this SAI.

General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

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